UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1
        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                 Securities Act of 1933 File No: ______________

(If application to determine eligibility of trustee for delayed offering pursuant to Section 305(b)(2))

                              GENERAL INSTRUCTIONS

A.       Rule as to the Use of Form T-1.

         Form T-1 shall be used for statements of eligibility of corporations designated to act as trustees under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 also shall be used for statements of eligibility of foreign trustees under trust indentures to be qualified pursuant to Sections 305 or 307, where a prior order has been issued pursuant to Section 310(a)(1) or 304(d), or the Commission has promulgated a rule under such sections permitting the trustee to act as a sole trustee under the indenture to be qualified. Finally, Form T-2 shall be used for applications to determine the eligibility of a trustee pursuant to Section 305(b)(2) of the Act.

B.       Obligations Deemed to be in Default.

         Item 13 requires disclosure of defaults of the obligor on securities issued under indentures under which the applicant is trustee.

         If the obligor is not in default, the applicant is required to provide responses to Items 1, 2, and 16 of Form T-1. In addition, Item 15 would be applicable to foreign trustees. If the obligor is in default, the applicant must respond to all of the items in the Form T-1.

         An obligor shall be deemed to be in default upon the occurrence of acts or conditions as defined in the indenture, but exclusive of any period of grace or requirement of notice.

C.       Application of General Rules and Regulations.

         The General Rules and Regulations under the Trust Indenture Act of 1939 are applicable to statements of eligibility on this form. Attention is particularly directed to Rules 0-1 and 0-2 as to the meaning of terms used in the rules and regulations. Attention is also directed to Rule 5a-3 regarding the filing of statements of eligibility and qualification and to Rule 7 a-16 regarding the inclusion of items, the differentiation between items and answers, and the omission of instructions.

D.       Scope of Items and Instructions.

         The items and instructions require information only as to the trustee, unless the context clearly shows otherwise.

E.       Calculation of Percentages of Securities.

         The percentages of securities required by this form are to be calculated in accordance with the provisions of Rule 10b-1.

F        Items Relating to Underwriters.

         Wherever any item of the form requires information with respect to an underwriter for the obligor, the information is to be given as to every person who, within one year prior to the date of filing the statement of eligibility and qualification, acted as an underwriter of any security of the obligor outstanding on the date of filing the statement and as to every proposed principal underwriter of the securities proposed to be offered. The term "principal underwriter" means an underwriter in privity of contract with the issuer of the securities as to which he is an underwriter.

G.       Coordination with Delayed Offering Registration Statement.

         When the Form T-1 is used for applications to determine the eligibility of a trustee pursuant to Section 305(b)(2), the following provisions shall apply:

         1. The file number under the Securities Act of 1933 for the delayed offering registration statements to which the application applies shall be placed in the upper right hand corner of the cover page of the Form T-1.

         2. The description of the indenture securities included under "Title of Securities" should specify whether the application relates to a single tranche or to all of the securities registered pursuant to the delayed offering registration statement

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
PURSUANT TO SECTION 305(b)(2)  |_|

SunTrust Bank
--------------------------------------------------------------------------------
(Exact name of trustee as specified in its charter)

State of Georgia
--------------------------------------------------------------------------------
(Jurisdiction of incorporation or organization if not a U.S. national bank)

58-0466330
--------------------------------------------------------------------------------
(I.R.S. Employer Identification No.)

225 East Robinson Street, Orlando, Florida                            32801
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip code)

SunTrust  Bank,  200  South  Orange  Avenue,  Orlando, Florida 32801, Attention:
--------------------------------------------------------------------------------

Corporate Trust Department, (407) 237-4141
--------------------------------------------------------------------------------
(Name, address and telephone number of agent for service)

United States Telecommunications, Inc.
--------------------------------------------------------------------------------
(Exact name of obligor as specified in its charter)

Florida
--------------------------------------------------------------------------------
(State or other jurisdiction of incorporation or organization)

59-3479483
--------------------------------------------------------------------------------
(I.R.S. Employer Identification No.)

Suite 118, 5251 110th Avenue North, Clearwater, FL                    33760
--------------------------------------------------------------------------------
(address of principal executive offices)                            (Zip code)

Unsecured Installment Notes
--------------------------------------------------------------------------------
(Title of the indenture securities)

Item 1. General information.
         Furnish the following information as to the trustee --

         (a) Name and address of each examining or supervising authority to which it is subject.
                  Secretary of State of Georgia
                  Department of Banking and Finance
                  Atlanta, Fulton County

         (b) Whether it is authorized to exercise corporate trust powers. Yes, authorized to exercise corporate trust powers.

Item 2. Affiliations with the obligor.
         If the obligor is an affiliate of the trustee, describe each such affiliation. None

Instructions.
1. The term "affiliate" is defined in Rule 0-2 of the General Rules and Regulations under the Act. Attention is also directed to Rule 7a-26.
2. Include the name of each such affiliate and the names of all intermediary affiliates, if any. Indicate the respective percentage of voting securities or other bases of control giving rise to the affiliation.

Item 3. Voting securities of the trustee.

         Furnish the following information as to each class of voting securities of the trustee: As of June 15, 2001 (Insert date within 31 days).

--------------------------------------------------------------------------------
             Col. A                                      Col. B
         Title of Class                             Amount Outstanding
--------------------------------------------------------------------------------
          Common Stock                                 291,988,630
--------------------------------------------------------------------------------

Instruction. The  term  "voting  security"  is defined in Section 303(16) of the
             Act.

Item 4. Trusteeships under other indentures.
         If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities of the obligor are outstanding, furnish the following information:

         (a)  Title  of  the  securities  outstanding  under  each  such   other
              indenture.   None

         (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b) (1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities
              issued under such other indenture.         N/A

Item 5. Interlocking directorates and similar relationships with the obligor or underwriters.

         If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection. None

Instructions.
1. Notwithstanding General Instruction F, the term "underwriter" as used in this item does not refer to any person who is not currently engaged in the business of underwriting.
2. The terms "employee," "appointee," and "representative," as used in this item, do not include connections in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent, or depositary, or in any other similar capacity or connections in the capacity of trustee, whether under an indenture or otherwise.

Item 6. Voting securities of the trustee owned by the obligor or its officials.

         Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor: None

     As of June 15, 2001 (Insert date within 31 days).

Instructions.
1. Names of persons who do not own beneficially any of the securities specified may be omitted.
2. No information need be given in any case where the amount of voting securities of the trustee, owned beneficially by the obligor and its directors, partners, and executive officers, taken as a group, does not exceed 1 percent of the outstanding voting securities of the trustee.

--------------------------------------------------------------------------------
    Col A.             Col. B             Col. C                Col. D
                                                         Percentage of Voting
                                       Amount Owned    Securities Represented by
 Name of Owner     Title of Class      Beneficially     Amount Given in Col. C.
--------------------------------------------------------------------------------

Item 7. Voting securities of the trustee owned by underwriters or their officials.

         Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter:

         As of June 15, 2001   (Insert date within 31 days).    None
               -------------
Instructions.
1.       Instruction 1 to Item 6 shall be applicable to this item.
2. The name of each director, partner, or executive officer required to be given in Column A shall be set forth under the name of the underwriter of which he is a director, partner, or executive officer.
3. No information need be given in any case where the amount of voting securities of the trustee owned beneficially by an underwriter and its directors, partners, and executive officers, taken as a group, does not exceed 1 percent of the outstanding voting securities of the trustee.

--------------------------------------------------------------------------------
    Col A.            Col. B            Col. C                  Col. D
                                                         Percentage of Voting
                                     Amount Owned      Securities Represented by
 Name of Owner    Title of Class     Beneficially       Amount Given in Col. C.
--------------------------------------------------------------------------------

Item 8. Securities of the obligor owned or held by the trustee.

         Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee: None

As of June 15, 2001   (Insert date within 31 days).
      -------------

Instructions.
1. As used in this item, the term "securities" includes only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay monies lent to a person by one or more  banks,  trust  companies,  or  banking  firms, or any certificate of interest or participation in any such note or evidence of indebtedness.
2. For the purposes of this item the trustee shall not be deemed the owner or holder of (a) any security which it holds as collateral security (as trustee or otherwise) for an obligation which is not in default, or (b) any security which it holds as collateral security under the indenture to be qualified, irrespective of any default thereunder, or (c) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.
3. No information need be furnished under this item as to holdings by the trustee of securities already issued under the indenture to be qualified or securities issued under any other indenture under which the trustee is also trustee.
4. No information need be given with respect to any class of securities where the amount of securities of the class which the trustee owns beneficially or holds as collateral security for obligations in default does not exceed 1 percent of the outstanding securities of the class.

------------------------------------------------------------------------------------------------------------------------------------
           Col A.                        Col. B                        Col. C                        Col. D
                                                                    Amount Owned               Percentage of Class
                                 Whether the Securities        Beneficially or Held as           Represented by
                                      are Voting or            Collateral Security for            Amount Given
       Title of Class             Nonvoting Securities         Obligations in Default              in Col. C.
------------------------------------------------------------------------------------------------------------------------------------

Item 9. Securities of underwriters owned or held by the trustee.
         If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee:

         As of June 15, 2001 (Insert date within 31 days)      None
               -------------


------------------------------------------------------------------------------------------------------------------------------------
           Col A.                        Col. B                        Col. C                        Col. D
                                                                    Amount Owned
                                                               Beneficially or Held as
                                                               Collateral Security for         Percentage of Class
       Title of Issuer                                         Obligations in Default         Represented by Amount
     and Title of Class            Amount Outstanding                by Trustee                 Given in Col. C.
------------------------------------------------------------------------------------------------------------------------------------

Instruction.  Instructions  1,  2,  and  4 to Item 8 shall be applicable to this item.

Item 10. Ownership or holdings by the trustee of voting securities of certain affiliates or security holders of the obligor.
         If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person:

     As of June 15, 2001 (Insert date within 31 days). None


------------------------------------------------------------------------------------------------------------------------------------
           Col A.                        Col. B                        Col. C                        Col. D
                                                                    Amount Owned
                                                               Beneficially or Held as
                                                               Collateral Security for         Percentage of Class
       Title of Issuer                                         Obligations in Default         Represented by Amount
     and Title of Class            Amount Outstanding                by Trustee                 Given in Col. C.
------------------------------------------------------------------------------------------------------------------------------------

Instruction.  Instructions  1,  2,  and  4 to Item 8 shall be applicable to this item.

Item 11. Ownership or holdings by the trustee of any securities of a person owning 50 percent or more of the voting securities of the obligor.

         If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50 percent or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee:

As of June 15, 2001   (Insert date within 31 days)   None
      -------------

------------------------------------------------------------------------------------------------------------------------------------
           Col A.                        Col. B                        Col. C                        Col. D
                                                                    Amount Owned
                                                               Beneficially or Held as
                                                               Collateral Security for         Percentage of Class
       Title of Issuer                                         Obligations in Default         Represented by Amount
     and Title of Class            Amount Outstanding                by Trustee                 Given in Col. C.
------------------------------------------------------------------------------------------------------------------------------------

Instruction. Instructions  1,  2,  and  4  to Item 8 shall be applicable to this item.

Item l2. Indebtedness of the Obligor to the Trustee.
         Except as noted in the instructions, if the obligor is indebted to the trustee, furnish the following information:
         As of June 15, 2001   (Insert date within 31 days).   None
               -------------

        Col. A                    Col. B                         Col. C
Nature of Indebtedness      Amount Outstanding                  Date Due
--------------------------------------------------------------------------------

Instructions.
1.

         No information need be provided as to: (a) the ownership of securities issued under any indenture, or any security or securities having a maturity of more than one year at the time of acquisition by the indenture trustee; (b) disbursements made in the ordinary course of business in the capacity of trustee of an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity; (c) indebtedness created as a result of services rendered or premises rented; or indebtedness created as a result of goods or securities sold in a cash transaction; (d) the ownership of stock or of other securities of a corporation organized under
         Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of an obligor upon the indenture securities; or (e) the ownership of any drafts, bills of exchange, acceptances, or obligations which fall within the classification of self-liquidating paper.

2. Information should be given as to the general type of indebtedness, such as lines of credit, commercial paper, long-term notes, mortgages, etc.

Item 13. Defaults by the Obligor.

         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any
                  such default.   None.
         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the
                  nature of any such default.   None

Item l4. Affiliations with the Underwriters.
         If any underwriter is an affiliate of the trustee, describe each such affiliation. None

Instructions.

1. The term "affiliate" as defined in Rule 0-2 of the General Rules and Regulations under the Act. Attention is directed to Rule 7a-26.

2. Include the name of each such affiliate and the names of all intermediate affiliates, if any. Indicate the respective percentage of voting securities or other bases of control giving rise to the affiliation.

Item 15. Foreign Trustee.
         Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

Item 16. List of exhibits.
         List below all exhibits filed as a part of this statement of eligibility.

Instructions. Subject to Rule 7a-29 permitting incorporation of exhibits by reference, the following exhibits are to be filed as a part of the statement of eligibility of the trustee. Such exhibits shall be appropriately lettered or numbered for convenient reference. Exhibits incorporated by reference may be referred to by the designation given in the previous filing. Where exhibits are incorporated by reference, the reference shall be made in the list of exhibits called for under Item 16. If the certificate of authority to commence business (Exhibit 21 and/or the certificate to exercise corporate trust powers ( Exhibit
3) is contained in another exhibit, a statement to that effect shall be made, identifying the exhibit in which such certificates are included. If an applicable exhibit is not in English, a translation in English shall also be filed. In response to Exhibit 7, foreign trustees shall provide financial information sufficient to provide the information required by Section 310(a)(2) of the Act.

1.       A copy of the articles of association of the trustee as now in effect.
2. A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association.
3. A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or (2) above.
4. A copy of the existing bylaws of the trustee, or instruments corresponding thereto.
5. A copy of each indenture referred to in Item 4, if the obligor is in default.
6.       The  consents  of United  States  institutional  trustees  required  by
         Section 321(6) of the Act.
7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.
8. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.
9. Foreign trustees are required to furnish a consent to service of process (see Rule 10a-4 under the Act).

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a Georgia State Banking Corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Orlando, and State of Florida, on this 18th day of June, 2001.

                               SUNTRUST BANK (Trustee)




                               By:      /s/ M.B.Daiger
                                        ----------------------------------------
                               Name:        M. Bruce Daiger
                                        ----------------------------------------
                               Title:       Group Vice President
                                        ----------------------------------------

Instruction. The name of each person signing the statement of eligibility shall be typed or printed beneath the signature.

                            SECRETARY'S CERTIFICATE



     I, Raymond D. Fortin, do hereby certify that I am duly elected and qualified Corporate Secretary of SunTrust Bank, a Georgia banking corporation (the "Bank"), and that the attached are true and correct copies of documents filed with certain public officials.

     IN WITNESS HEREOF, I have affixed my name as Corporate Secretary and have caused the seal of the Bank to be hereunto affixed this 6th day of September, 2000.






                                       By:      /s/ Raymond Fortin
                                                ------------------------
                                       Name:        Raymond D. Fortin
                                                ------------------------
                                       Title:       Corporate Secretary
                                                ------------------------



                                                        [SEAL]

                                State of Georgia




                                     [SEAL]

                       DEPARTMENT OF BANKING AND FINANCE


                            This is to certify that


                                  SUNTRUST BANK

                        ATLANTA, FULTON COUNTY, GEORGIA



is a state bank and trust company, approved to exercise trust powers, operating under Articles of Incorporation (Charter) granted by this State on September 21, 1891, and since amended numerous times by the Secretary of State of Georgia. It is validly existing at the present time and, to the best of our knowledge, its deposits are insured by the Federal Deposit Insurance Corporation.


This the 22nd day of August, 2000.



                                        By:    /s/ Murali Ramachandran
                                               ------------------------
                                        Name:      Murali Ramachandran
                                               ------------------------
                                        Title:     Corporate Manager
                                               ------------------------

Secretary of State                               DOCKET NUMBER     :  002370151
Corporations Division                            CONTROL NUMBER    :  J715952
315 West Tower                                   DATE INCORPORATED :  09/21/1891
#2 Martin Luther King, Jr. Dr.                   JURISDICTION      :  GEORGIA
Atlanta, Georgia 30334-1530                      PRINT DATE        :  08/24/2000
                                                 FORM NUMBER       :  256


SUNTRUST
MARGARET U. HODGSON
POB 4418 GA-ATLANTA 0643
ATLANTA, GEORGIA 30302



                            CERTIFICATE OF EXISTENCE


I, Cathy Cox, the Secretary of State and the Corporations Commissioner if the State of Georgia, do hereby certify under the seal of my office that



                                 SUNTRUST BANK
                                A DOMESTIC BANK


was duly incorporated on the above date. Said corporation is in compliance with the applicable filing and annual registration provisions of Title 14 of the Official Code of Georgia Annotated and has not filed articles of dissolution.

This  certificate is issued under the authority of Title 14 of the Official Code
of  Georgia   Annotated  and  is  prima-facie   evidence  of  the  existence  or
nonexistence of the facts stated herein.

This certificate applies only to filings pursuant to Title 14 of the Official Code of Georgia Annotated. Information concerning bank related filings must be certified by the Georgia Department of Banking and Finance.




[SEAL]



                                        By:    /s/ Cathy Cox
                                               ------------------------
                                        Name:      Cathy Cox
                                               ------------------------
                                        Title:     Secretary of State
                                               ------------------------

Secretary of State                               DOCKET NUMBER     :  002370150
Corporations Division                            CONTROL NUMBER    :  J715952
315 West Tower                                   DATE INCORPORATED :  09/21/1891
#2 Martin Luther King, Jr. Dr.                   JURISDICTION      :  GEORGIA
Atlanta, Georgia 30334-1530                      PRINT DATE        :  08/24/2000
                                                 FORM NUMBER       :  215


SUNTRUST
MARGARET U. HODGSON
POB 4418 GA-ATLANTA 0643
ATLANTA, GEORGIA 30302



                                 CERTIFIED COPY

I, Cathy Cox, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed under the name of



                                 SUNTRUST BANK
                                A DOMESTIC BANK



Said entity was formed in the jurisdiction set forth above and has filed in the Office of Secretary of State on the date set forth above its certificate of limited partnership, articles of incorporation, articles of association, articles of organization or application for certificate of authority to transact business in Georgia.

This certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein.




[SEAL]



                                        By:    /s/ Cathy Cox
                                               ------------------------
                                        Name:      Cathy Cox
                                               ------------------------
                                        Title:     Secretary of State
                                               ------------------------

Secretary of State                               DOCKET NUMBER     :  002350060
Corporations Division                            CONTROL NUMBER    :  J715952
315 West Tower                                   EFFECTIVE DATE    :  08/18/2000
#2 Martin Luther King, Jr. Dr.                   REFERENCE         :  0077
Atlanta, Georgia 30334-1530                      PRINT DATE        :  08/22/2000
                                                 FORM NUMBER       :  101


MARGARET U. HODGSON
SUNTRUST BANK, INC.
POST OFFICE BOX  4418, MAIL CODE 643
ATLANTA, GEORGIA 30302-4418




                            CERTIFICATE OF AMENDMENT


I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that articles of amendment have been filed to amend certain articles of incorporation and that the Department of Banking and Finance has filed a certificate of approval authorizing the amendment of said articles for


                                 SUNTRUST BANKS
                        Atlanta, Fulton COUNTY, Georgia


The required fees as provided by Title 14 of the Official Code of Georgia Annotated have been paid.

THEREFORE, the Secretary of State hereby issues this certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.



[SEAL]



                                        By:    /s/ Cathy Cox
                                               ------------------------
                                        Name:      Cathy Cox
                                               ------------------------
                                        Title:     Secretary of State
                                               ------------------------

                            ARTICLES OF AMENDMENT AND
                      RESTATED ARTICLES OF INCORPORATION OF
                                  SUNTRUST BANK



          Pursuant to the Financial Institutions Code of Georgia, SunTrust Bank, a Georgia banking corporation (the "Bank"), submits Articles of Amendment and Restated Articles of Incorporation and shows as follows:

                                       1.

          The Bank was chartered by a special act of the General Assembly of Georgia approved an September 21, 1891 with banking and trust powers.

                                       2.

          The Bank's main office is located at One Park Place, N.E., Atlanta, Fulton County Georgia, 30302.

                                       3.

          By a written consent and waiver of notice dated August 8, 2000, the sole shareholder of the 4,320,000 shares of Common Stock then outstanding and entitled to vote did authorize, approve and adopt these Articles of Amendment and Restated Articles of Incorporation of the Bank, as submitted by a Resolution of the Board of Directors, and as set forth in Paragraph 4 below. The Bank has only one class of stock authorized, issued and outstanding.

                                       4.

         The Articles of Incorporation of the Bank shall be amended by changing the address of the main office in Article IV, authorizing the issuance of preferred stock in Article VI and by restating in their entirety the Articles of Incorporation, as heretofore amended, and substituting therefor in all respects, the Restated Articles of Incorporation as follows:

                                    RESTATED
                            ARTICLES OF INCORPORATION
                                       OF

                                  SUNTRUST BANK

                                    Article I

         The name of the bank is SunTrust Bank (the "Bank").

                                   Article II

         The Bank is organized pursuant to the provisions of the Financial Institutions Code of Georgia.

                                   Article III

            The Bank shall have perpetual duration.

                                   Article IV

          The principal place of business of the Bank is located in Atlanta, Fulton County, Georgia, and the Bank may establish branches or agencies at other places in Georgia or elsewhere. The address of the main office of the Bank is 303 Peachtree Street, N.E., Atlanta, Fulton County, Georgia 30308.

                                    Article V

         The purposes for which the Bank is organized are to act as a bank and as a trust company and to enjoy and be subject to the powers and restrictions of a bank and a trust company under the laws of the State of Georgia, and to conduct any other businesses, to exercise any powers, and to engage in any other activities not specifically prohibited to corporations organized to act as a bank and as a trust company under the laws of the State of Georgia.

                                   Article VI

         Section 6.01. The aggregate number of common shares which the Bank has authority to issue is 4,750,000, all of which are of one class only, each such share having a par value of $5.00 (the "Common Stock"). The Bank shall also have authority to issue 15,000 shares of preferred stock, par value $1,000 per share (the "Preferred Stock").

         Section 6.02. Pursuant to the provisions of this Article VI, a series of Preferred Stock all designated as the Series A Non-Cumulative Preferred Stock, consisting of 1,000 shares, is hereby established and authorized to be issued, and in addition to such matters specified elsewhere= in this Article VI, such Series A Non-Cumulative Preferred Stock shall have the following powers, preferences and relative. participating, optional or other special rights and qualifications, limitations or restrictions:

         (a) Designation and Amount. The shares of such of Preferred Stock shall
             ----------------------
be designated as the Series A Non-Cumulative Preferred Stock ("Series A Preferred Stock"), and the number of shares constituting the Series A Preferred Stock shall be 1,000. The liquidation preference of the Series A Preferred Stock shall be $100,000 per share ("Series A Liquidation Value").

         (b) Maturity.  The Series A Preferred  Stock has no stated maturity and
             --------
will not be subject to any sinking fund or mandatory redemption.

         (c) Rank. The Series A Preferred Stock shall,  with respect to dividend
             ----
rights and upon liquidation, dissolution and winding up of the Bank rank (i) senior to all classes and series of Common Stock of the Bank and to all classes and series of equity securities of the Bank now or hereafter authorized, issued or outstanding, which by their terms expressly provide that they are junior to the Series A Preferred Stock as to dividend distributions and distributions upon the liquidation, dissolution or winding up of the Bank, or which do not specify their rank (collectively with the Common Stock, the "Series A Junior Securities"); (ii) on a parity with the Series B Preferred Stock and each other class or series of equity securities issued by the Bank after the date hereof, the terms of which specifically provide that such class or series will rank on a parity with the Series A Preferred Stock as to dividend distributions and distributions upon the liquidation, dissolution or winding up of the Bank (collectively with the Series B Preferred Stock, the "Series A Parity
Securities"); and (iii) junior to each other class or series of equity securities issued by the Bank after the date hereof, the terms of which, specifically provide that such class or series will rank senior to the Series A Preferred Stock as to dividend distributions and distributions upon the liquidation, dissolution or winding up of the Bank (collectively, the "Series A Senior Securities"), provided that any such Series A Senior Securities and Series A Parity Securities issued after the date hereof that are not approved by the holders of Series A Preferred Stock as required by Section 6.02(i)(i)(D) hereof shall be deemed to be Series A Junior Securities and not Series A Senior Securities or Series A Parity Securities, as the case may be.

         (d) Dividends. Dividends are payable on the Series A Preferred Stock as
             ---------
follows:

         (i) The holders of shares of the Series A Preferred Stock in preference to the Series A Junior Securities shall be entitled to receive, out of funds legally available for that purpose, and when, as, and if declared by the Board of Directors of the Bank, preferential non-cumulative dividends payable in cash at the annual rate of nine percent (9.00%) of the Series A Liquidation Value (the "Series A Dividend Rate").


         (ii) Dividends on the Series A Preferred Stock shall be noncumulative. Dividends not paid on any Series A Dividend Payment Date shall not accumulate thereafter. Dividends shall accumulate from the first day of any Series A Dividend Period to but excluding the immediately succeeding Series A Dividend Payment Date. Dividends, if and when declared, shall be payable in arrears in cash on each Series A Dividend Payment Date of each year with respect to the Series A Dividend Period ending on the day immediately prior to such

Series A Dividend Payment Date at the Series A Dividend Rate to holders of record at the close of business on the applicable Record Date, commencing on March 31, 2001 with respect to any shares of Series A Preferred Stock issued prior to that Series A Dividend Payment Date; provided that dividends payable on the Series A Preferred Stock on the initial Series A Dividend Payment Date (and any dividend payable for a period less than a full semiannual period) shall be prorated for the period and computed on the basis of a 360-day year of twelve 30-day months and the actual number of days in such Series A Dividend Period; and provided, further, that dividends payable on the Series A Preferred Stock on the initial Series A Dividend Payment Date shall include any accumulated and unpaid dividends on the Series B Non-Cumulative Exchangeable Preferred Stock of the Corporation exchanged for the Series A Preferred Stock as of the Exchange Date for the then current dividend period. Dividends on such Series A Preferred Stock shall be paid only in cash.

         (iii) No dividends on shares of Series A Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Board of Directors or paid or set apart for payment by the Bank at such time as the terms and provisions of any agreement of the Bank, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

         (iv) Holders of shares of Series A Preferred Stock shall not be entitled to any dividends in excess of full non-cumulative dividends declared, as herein provided, on the shares of Series A Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment on the shares of Series A Preferred Stock that may be in arrears.

         (v) (A) So long as any shares of Series A Preferred Stock are outstanding, no dividends shall be declared, paid or set aside for payment or other distribution upon any Series A Junior Securities (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Series A Junior Securities and other than as provided in clause (B) below), nor shall any shares of any Series A Junior Securities or any Series A Parity Securities be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or set aside or made available for a sinking fund for the redemption of any shares of any such stock) by the Bank (except by conversion into or exchange for shares of, or options, warrants or rights to subscribe for or purchase, Series A Junior Securities) whenever, in each case, full non-cumulative dividends on all outstanding shares of the Series A Preferred Stock for the related Series A Dividend Period shall not have been declared and paid, when due, for the two consecutive Series A Dividend Periods terminating on or immediately prior to the date of payment in respect of such dividend. distribution, redemption, purchase or acquisition.

         (B) When dividends for any dividend period are not paid in full, as provided in clause (A) above, an die shares of the Series A Preferred Stock or any Series A Parity Securities, dividends may be declared and paid on any such shares for any dividend period therefor. but only if such dividends are declared and paid pro rata so that the amount of dividends declared and paid per share on the shares of the Series A Preferred Stock and any Series A Parity Securities, in all cases shall bear to each other the same ratio that the amount of unpaid dividends per share on the shares of the Series A Preferred Stock for such
Series A Dividend Period and such Series A Parity Securities for the corresponding dividend period bear to each other.

(e) Liquidation Preference.
    ----------------------

         (i) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Bank, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Bank available for distribution to its stockholders an amount in cash equal to the Series A Liquidation Value for each share outstanding, plus an amount in cash equal to all accumulated and unpaid dividends thereon for the then current Series A Dividend Period, whether or not earned or declared, before any payment shall be made or any assets distributed to the holders of Series A Junior Securities. If the assets of the Bank are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of the Series A Preferred Stock and any Series A Parity Securities then the holders of a such shares shall share ratably in such distribution or assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Series A Preferred Stock and the holders of outstanding shares of such Series A Parity Securities are entitled were paid in full. After payment of the full amount of the liquidation preference, plus any accumulated and unpaid dividends for the then current Series A Dividend Period, to which holders of Series A Preferred Stock are entitled, holders of Series A Preferred Stock will have no right or claim to any remaining assets of the Bank.

         (ii) For the purpose of this Section 6.02(e), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Bank, nor the consolidation or merger of the Bank, shall be deemed to be a voluntary or involuntary liquidation, dissolution winding up of the Bank, unless such voluntary sale, conveyance, exchange or transfer shall be in connection with a plan of liquidation, dissolution or winding up of the Bank.

         (f) Redemption. The Series A Preferred Stock is not redeemable prior to
             ----------
March 31, 2021. On or after such date, the Series A Preferred Stock shall be redeemable, in whole or in part, at the option of the Bank but only with the prior written approval of the Federal Reserve and, if such approval is then required under any applicable law, rule, guideline or policy, with the prior written approval of the Georgia Department of Banking and Finance, for cash out of any source of funds legally available, at a redemption price equal to 100% of the Series A Liquidation Value per share plus unpaid dividends thereon accumulated since the immediately preceding Series A Dividend Payment Date (the "Series A Redemption Price"). Any date of such redemption is referred to as the "Series A Redemption Date." If fewer than all the outstanding shares of Series A Preferred Stock are to be redeemed, the Bank will select those to be redeemed by lot or pro rata or by any other method as may be determined by the Board of Directors to be equitable.

(g) Procedure for Redemption.

         (i) Upon redemption of the Series A Preferred Stock pursuant to Section 6.02(f) hereof, notice of such redemption (a "Series A Notice of Redemption") shall be mailed by first-class mail, postage prepaid, not less than 30 days nor more than 60 days prior to the Series A Redemption Date to the holders of record of the shares to be redeemed at their respective addresses as they shall appear in the records of the Bank; provided, however, that failure to give such notice or any defect therein or in the mailing thereof shall not affect the validity of the proceeding for the redemption of any shares so to be redeemed except as to the holder to whom the Bank has failed to give such notice or except as to the holder to whom notice was defective. Each such notice shall state: (A) the Series A Redemption Date; (B) the Series A Redemption Price; (C) the place or places where certificates for such shares are to be surrendered for payment of the Series A Redemption Price; and (D) the CUSIP number of the shares being redeemed.

         (ii) If a Series A Notice of Redemption shall have been given as aforesaid and the Bank shall have deposited on or before the Redemption Date a sum sufficient to redeem the shares of Series A Preferred Stock as to which a Series A Notice of Redemption has been given in trust with the Transfer Agent with irrevocable instructions and authority to pay the Series A Redemption Price to the holders thereof, or if no such deposit is made, then upon the Series A Redemption Date (unless the Bank shall default in making payment of the Series A Redemption Price), all rights of the holders thereof as stockholders of the Bank by reason of the ownership of such shares (except their right to receive the Series A Redemption Price thereof without interest) shall cease and terminate, and such shares shall no longer be deemed outstanding for any purpose. The Bank shall be entitled to receive, from time to time, from the Transfer Agent the interest if any, earned on such moneys deposited with it, and the holders of any Shares so redeemed shall have no claim to any such interest. In case the holder of any shares of Series A Preferred Stock so called for redemption shall not claim the Series A Redemption Price for its shares within six months after the related Series A Redemption Date, the Transfer Agent shall, upon demand, pay over to the Bank such amount remaining on deposit, and the Transfer Agent shall thereupon be relieved of all responsibility to the holder of such shares, and such holder shall look only to the Bank for payment thereof

         (iii) Not later than 1:30 p.m., Eastern Standard Time, on the Business Day immediately preceding the Series A Redemption Date, the Bank shall irrevocably deposit with the Transfer Agent sufficient funds for the payment of the Series A Redemption Price for the shares to be redeemed on the Series A Redemption Date and shall give the Transfer Agent irrevocable instructions to apply such funds, and, if applicable and so specified in the instructions, the income and proceeds therefrom, to the payment of such Series A Redemption Price. The Bank may direct the Transfer Agent to invest any such available funds, provided that the proceeds of any such investment will be available to the Transfer Agent in Atlanta, Georgia at the opening of business on such Series A Redemption Date.

         (iv) Except as otherwise expressly set forth in this Section 6.02(g), nothing contained in these Restated Articles of Incorporation shall limit any legal right of the Bank to purchase or otherwise acquire any shares of Series A Preferred Stock at any price, whether higher or lower than the Series A Redemption Price, in private negotiated transactions, the over-the-counter market or otherwise.

         (v) If the Bank shall not have funds legally available for the redemption of all of the shares of Series A Preferred Stock on any Series A Redemption Date, the Bank shall redeem on the Series A Redemption Date only the number of shares of Series A Preferred Stock as it shall have legally available funds to redeem, as determined in an equitable manner, and the remainder of the shares of Series A Preferred Stock shall be redeemed, at the option of the Bank on the earliest practicable date next following the day on which the Bank shall first have funds legally available for the redemption of such shares.

         (h) Reacquired Shares. Shares of the Series A Preferred Stock that have
             -----------------
been redeemed, purchased or otherwise acquired by the Bank are not subject to reissuance or resale as shares of Series A Preferred Stock and shall be held in treasury. Such shares shall revert to the status of authorized but unissued shares of preferred stock, undesignated as to series, until the Board of Directors of the Bank shall designate them again for issuance as part of a series.

         (i) Voting  Rights.  Holders of Series A Preferred  Stock will not have
             -------------
any voting rights, except as otherwise from time to time required by law and except as follows:

         (i) In addition to any vote or consent of stockholders required by law, the approval of the holders of two-thirds of the outstanding shares of Series A Preferred Stock, voting as a class, shall be required for the Bank: (A) to amend alter or repeal any of the provisions of these Restated Articles of Incorporation in any manner that would alter or change the powers, preferences or special rights of the shares of Series A Preferred Stock so as to materially and adversely affect them, except as permitted in Section 6.020)(i)(A); (B) to authorize the merger, consolidation, or reclassification of the Bank with or into another Person, except as permitted in Section 6.026)(i)(B); (C) to dissolve, liquidate or wind up the affairs of the Bank; and (D) to authorize or issue, or obligate itself to authorize or issue, any Series A Senior Securities or any Series A Parity Securities unless, for purposes of this clause (D only the Bank shall have received written notice from each of the Rating Agencies, and delivered a copy of such written notice to the Transfer Agent, confirming that any such issuance will not result in a reduction of the rating assigned by any of such Rating Agencies to the Series A Preferred Stock then outstanding.

         (ii) If at any time dividends on the Series A Preferred Stock or any Series A Party Securities shall not have been declared and paid in an amount equal to three semiannual dividends, whether consecutive or not, the number of directors constituting the Board of Directors of the Bank shall be increased by two and the holders of the Series A Preferred Stock and any Series A Parity Securities with similar voting rights, voting together as a single class, shall be entitled to elect two additional persons to fill such newly created directorships. The directors so elected shall meet the qualifications set forth in the Bank's bylaws and any applicable summary or regulatory qualifications. At such times as dividends for atleast two consecutive Series A Dividend Periods have been fully paid or set apart for full payment on the outstanding Series A Preferred Stock and any Series A Parity Securities with similar voting rights, the rights of such holders to vote for the election of directors as provided in this Section 6.02 (i) (ii) shall cease and such directors shall no longer serve on the Board of Directors of the Bank, subject to renewal from time to time in the event of each and every of subsequent default in the aggregate amount equivilant the three full semiannual dividends.

         During any period when the holders of the Series A Preferred Stock and any Series A Parity Securities have the right to vote as a class for directors as provided above, the directors; so elected by the holders of the Series A Preferred Stock and any Series A Parity Securities with similar voting rights shall continue in office until there successors shall have been elected or until termination of the right of the holders, of the Series A Preferred Stock and any Series A Parity Securities to vote as a class for directors. For purposes of the foregoing, the holders of the Series A Stock and any Series A Parity Securities shall vote in proportion to the respective liquidation preference of the shares of such stock held by them.

         (iii) With respect to any right of the holders of shares of Series A Preferred Stock to vote on any matter, whether such right is created by this
Section 6.02(i), by applicable law or otherwise, no holder of any share of Series A Preferred Stock shall be entitled to vote, and no share of Series A Preferred Stock shall be deemed to be outstanding for the purpose of voting or determining the number of shares required to constitute a quorum, if prior to or concurrently with a determination of shares determined to vote or of shares deemed outstanding for quorum purposes, as the case may be funds sufficient for the redemption of such shares are irrevocably deposited with the Transfer Agent and a Series A Notice of Redemption has been given by the Bank or an affiliate thereof to the holders of the Series A Preferred Stock.


     (j)  Covenants.  So long as any  shares of  Series A  Preferred  Stock  are
          ---------
outstanding, the Bank covenants and agrees with and for the benefit of the holders of shares of Series A Preferred Stock that:

         (i) the Bank shall not, without the affirmative vote or consent of holders of two-thirds of the number of shares of Series A Preferred Stock then outstanding, voting as a separate class:

         (A) amend, alter or repeal any provisions of these Restated Articles of Incorporation (existing prior to and at the time of such vote) so as to materially and adversely affect the rights, preferences, privileges or restrictions of the holders of Series A Preferred Stock, except that this subsection (A) shall not apply to steps taken by the Bank to issue and the issuance of other preferred stock by the Bank; or

         (B) consolidate, merge, or reclassify with or into any other Person, or permit any merger of another Person into the Bank, or enter into a voluntary liquidation or voluntary dissolution of the Bank or enter into a share exchange with another Person, except that (1) the Bank may consolidate, merge or reclassify with or into another Person or enter a share exchange with another Person if such other Person is a consolidated subsidiary (in accordance with generally accepted accounting principles) of SunTrust Banks, Inc., or (2) the Bank may consolidate, merge, or reclassify or into another Person or enter into a share exchange with another Person if (a) Rich other Person is a Depository Institution or corporation organized under the laws of the United States or of a state of the United States, (b) such other Person expressly assumes all obligations and commitments of the Bank pursuant to such consolidation, merger, reclassification or share exchange, (c) the outstanding shares of Series A Preferred Stock are exchanged for, reclassified as or converted into shares of the surviving Depository Institution or corporation which have preferences, limitations and relative voting and other rights substantially identical to those of the Series A Preferred Stock, (d) after giving effect to such merger, consolidation, reclassification or share exchange, no default or event which with the giving of notice or passage of time or both could become a default by the Bank of its obligations under these Restated Articles of "Incorporation, shall have occurred and be continuing, and (e) the Bank shal1 have received written notice from each of the Rating Agencies, and delivered a copy of such written notice to the Transfer Agent, confirming that such merger, consolidation, reclassification or share exchange will not result in a reduction of the rating assigned by any of such Rating Agencies to the Series A Preferred Stock then outstanding; provided that, for purposes of this subsection (B)(2), the Bank shall have delivered to the Transfer Agent and caused to be mailed to each holder of record of Series A Preferred Stock, at least thirty days prior to any such merger, consolidation, reclassification or share exchange becoming effective, a notice describing such merger, consolidation, reclassification or share exchange, together with an Officers' Certificate and an Opinion of Council, each stating that such merger, consolidation, reclassification or share exchange complies with the requirements of these Restated Articles of Incorporation and that all conditions precedent herein provided for relating to such transaction have been complied with.

         (ii) the Bank  will not  issue  additional  shares  of  Series A Senior
         Securities or Series A Parity Securities unless the Bank shall have received written notice of each of the Rating Agencies, and delivered a copy of such written notice to the Transfer Agent, confirming that any such issuance will not result in a reduction of the rating assigned by any of such Rating Agencies to the Series A Preferred Stock then outstanding.

         Section 6.03. Pursuant to the provisions of this Article VI, a series of Preferred Stock, all designated as the Series B Non-Cumulative Preferred Stock, consisting 9,000 shares, is hereby established and authorized to be issued, and in addition to such matters specified elsewhere in this Article VI such Series B Non-Cumulative Preferred Stock shall have the following powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions:

         (a)  Designation  and Amount.  The shares of such  series of  Preferred
              -----------------------
Stock shall be designated as the Series B Non-Cumulative Preferred Stock ("Series B Preferred Stock"), and the number of shares constituting the Series B Preferred Stock shall be 9,000. The liquidation preference of the Series B Preferred Stock shall be $100,000 per share ("Series B Liquidation Value").

         (b) Maturity.  The Series B Preferred  Stock has no stated maturity and
             --------
will not be subject to any sinking fund or mandatory redemption.

         (c) Rank. The Series B Preferred Stock shall,  with respect to dividend
             ----

rights and upon liquidation dissolution and winding up of the Bank, rank (i) senior to all classes and series of Common Stock of the Bank and to all classes and series of equity securities of the Bank now or hereafter authorized, issued or outstanding, which by their terms expressly provide that they are junior to the Series B Preferred Stock as to dividend distributions and upon the liquidation, dissolution or winding up of the Bank, or which do not specify their rank (collectively with the Common Stock, the "Series B Junior Securities"; (ii) on a parity with the Series A Preferred Stock and each other class or series of equity securities issued by the Bank after the date hereof, the terms of which specifically, provide that such class or series will rank on a parity with the Series B Preferred Stock as to dividend distributions and distributions upon the liquidation, dissolution or winding up of the Bank (collectively with the Series A Preferred Stock the "Series B Parity
Securities"); and (iii) junior to each other class or series of equity securities issued by the Bank after the date hereof, the terms of which specifically provide that such class or series will rank senior to the Series B Preferred Stock as to dividend distributions and distributions upon the liquidation, dissolution or winding up of the Bank (collectively, the "Series B Senior Securities"), provided that any such Series B Senior Securities or Series B Parity Securities issued after the date hereof that are not approved by the holders of Series B Preferred Stock as required by Section 6.03(i)(i)(D) hereof shall be deemed to be Series B Junior Securities and not Series B Senior Securities or Series B Parity Securities as the case may be.

         (d) Dividends. Dividends are payable on the Series B Preferred Stock as
             ---------
follows:

         (i) The holders of shares of the Series B Preferred Stock in preference to the Series B Junior Securities shall be entitled to receive, out of funds legally available for that purpose, and when. as, and if declared by the Board of Directors of the Bank, preferential non-cumulative dividends payable in cash in an amount determined by applying the annual rate of LIBOR plus 200 basis points to the Series B Liquidation Value (the "Series B Dividend Rate").

         (ii) Dividends on the Series B Preferred Stock shall be non-cumulative. Dividends not paid on any Series B Dividend Payment Date shall not accumulate thereafter. Dividends shall accumulate from the first day of any Series B Dividend Period to but excluding the immediately succeeding Series B Dividend Payment Date. Dividends. if and when declared, shall be payable in arrears in cash on each Series B Dividend Payment Date of each year with respect to the Series B Dividend Period ending an the day immediately prior to such Series B Dividend Payment Date at the Series B Dividend Rate per share to holders of record at the close of business on the applicable Record Date, commencing on the Exchange Date with respect to any shares of Series B Preferred Stock issued prior to that Series B Dividend Payment Date; provided that dividends payable on the Series B Preferred Stock on the initial Series B Dividend Payment Date (and any dividend payable for a period less than a full quarterly period) shall be prorated for the period and computed on the basis of a 360-day year and the actual number of days in such Series B Dividend Period; and provided, further, that dividends payable on the Series B Preferred Stock on the initial Series B Dividend Payment Date shall include any accumulated and unpaid dividends on the Series C Non-Cumulative Exchangeable Preferred Stock of the Corporation exchanged for the Series B Preferred Stock as of the Exchange Date for the then current dividend period Dividends on such Series B Preferred Stock shall be paid only in cash.

         (iii) No dividends on shares of Series B Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Board of Directors or paid or set apart for payment by the Bank at such time as the terms and provisions of any agreement of the Bank, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

         (iv) Holders of shares of Series B Preferred Stock shall not be entitled to any dividends in excess of full non-cumulative dividends declared, as herein provided, on the shares of Series B Preferred Stock. No interest, or sum of money in lieu of interest shall be payable in respect of any dividend payment on the shares of Series B Preferred Stock that may be in arrears.

         (v) (A) So long as any shares of Series B Preferred Stock are outstanding, no dividends shall be declared, paid or set aside for payment or other distribution upon any Series B Junior Securities (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Series B Junior Securities and other than as provided in clause (B) below), nor shall any shares of any Series B Junior Securities or any Series B Parity Securities be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or set aside or made available for a sinking fund for the redemption of any shares of any such stock) by the Bank (except by conversion into or exchange for shares of, or options, warrants or rights to subscribe for or purchase, Series B Junior Securities) whenever. in each case, full non-cumulative dividends on all outstanding shares of the Series B Preferred Stock for the related Series B Dividend Period shall not have been declared and paid, when due, for the four consecutive Series B Dividend Periods terminating on or immediately prior to the date of payment in respect of such dividend, distribution, redemption, purchase or acquisition.

         (B) When dividends for any dividend period are not paid in full, as provided in clause (A) above, on the shares of the Series B Preferred Stock or my Series B Parity Securities, dividends may be declared and paid on any such shares for any dividend period therefor, but only if such dividends are declared and paid pro rata so that the amount of dividends declared and paid per share on the shares of the Series B Preferred Stock and any Series B Parity Securities, in all cases shall bear to each other the same ratio that the amount of unpaid dividends per share on the shares of the Series B Preferred Stock for such
Series B Dividend Period and such Series B Parity Securities for the corresponding dividend period bear to each other.

(e) Liquidation Preference.
    ----------------------

         (i) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Bank, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Bank available for distribution to its stockholders an amount in cash equal to the Series B Liquidation Value for each share outstanding, plus an amount in cash equal to all accumulated and unpaid dividends thereon for the then current Series B Dividend Period, whether or not earned or declared, before any payment shall be made or any assets distributed to the holders of Series B Junior Securities. If the assets of the Bank are not sufficient to pay in full the liquidation payment payable to the holders of outstanding shares of the Series B Preferred Stock and any Series B Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Series B Preferred Stock and the holders of outstanding shares of such Series B Parity Securities are entitled were paid in full. After payment of the full amount of the liquidation preference, plus any accumulated and unpaid dividends for the then current Series B Dividend Period, to which holders of Series B Preferred Stock are entitled, holders of Series B Preferred Stock will have no right or claim to any remaining assets of the Bank.

         (ii) For the purpose of this Section 6.03(e), neither the voluntary sale conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Bank, nor the consolidation or merger of the Bank, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Bank, unless such voluntary sale, conveyance, exchange or transfer shall be in connection with a plan of liquidation, dissolution or winding up of the Bank.

         (f) Redemption. The Series B Preferred Stock is not redeemable prior to
             ----------
         March 31, 2011. On March 31, 2011 and on each Series B Dividend Payment Date thereafter. the Series B Preferred Stock shall be redeemable, in whole or in part, at the option of the Bank, but with the prior written approval of the Federal Reserve and, if approval is then required under any applicable law, rule, guideline or policy, the Georgia Department of Banking and Finance, for cash out of any source of funds legally available, at a redemption price equal to 100% of the Series B Liquidation Value per share plus unpaid dividends thereon accumulated since the immediately preceding Series B Dividend Payment Date (the "Series B Redemption Price"). Any date of such redemption is referred to as the "Series B Redemption Date." If fewer than all the outstanding shares of Series B Preferred Stock are to be redeemed, the Bank will select those to be redeemed by lot or pro rara or by any other method as may be determined by the Board of Directors to be equitable.

         (g) Procedure for Redemption.
             ------------------------

         (i) Upon redemption of the Series B Preferred Stock pursuant to Section 6.03(f) hereof, notice of such redemption (a "Series B Notice of Redemption") shall be mailed by first-class mail, postage prepaid, not less than 30 days nor more than 60 days prior to the Series B Redemption Date to the holders of record of the shares to be redeemed at their respective addresses as they shall appear in the records of the Bank; provided, however, that failure to give such notice or any defect therein or in the mailing thereof shall not affect the validity of the proceeding for the redemption of any shares so to be redeemed except as to the holder to whom the Bank has failed to give such notice or except as to the holder to whom notice was defective. Each such notice shall state: (A) the Series B Redemption Date; (B) the Series B Redemption Price; (C) the place or places where certificates for such shares are to be surrendered for payment of the Series B Redemption Price; and (D) the CUSIP number of the shares being redeemed.


         (ii) If a Series B Notice of Redemption shall have been given as aforesaid and the Bank shall have deposited on or before the Redemption Date a sum sufficient to redeem the shares of Series B Preferred Stock as to which a Series B Notice of Redemption has been given in trust with the Transfer Agent with irrevocable instructions and authority to pay the Series B Redemption Price to the holders thereof, or if no such deposit is made, then upon the Series B

Redemption Date (unless the Bank shall default in making payment of the Series B Redemption Price), all rights of the holders thereof as stockholders of the Bank by reason of the ownership of such shares (except their right to receive the Series B Redemption Price thereof without interest) shall cease and terminate, and such shares shall no longer be deemed outstanding for any purpose. The Bank shall be entitled to receive, from time to time, from the Transfer Agent the interest, if any, earned on such moneys deposited with it and the holders of any shares so redeemed shall have no claim to any such interest In case the holder of any shares of Series B Preferred Stock so called for redemption shall not claim the Series B Redemption Price for its shares within six months after the related Series B Redemption Date, the Transfer Agent shall, upon demand, pay over to the Bank such amount remaining on deposit, and the Transfer Agent shall thereupon be relieved of all responsibility to the holder of such shares, and such holder shall look only to the Bank for payment thereof.

         (iii) Not later than 1:30 p.m Eastern Standard Time, on the Business Day immediately preceding the Series B Redemption Date, the Bank shall irrevocably deposit with the Transfer Agent significant funds for the payment of the Series B Redemption Price for the shares to be redeemed on the Series B Redemption Date and shall give the Transfer Agent irrevocable instructions to apply such funds, and, if applicable and so specified in the instructions, the income and proceeds therefrom, to the payment of such Series B Redemption Price. The Bank may direct the Transfer Agent to invest any such available funds, provided that the proceeds of any such investment will be available to the Transfer Agent in Atlanta, Georgia at the opening of business on such Series B Redemption Date.

         (iv) Except as otherwise expressly set forth in this Section 6.03(g), nothing contained in these Restated Articles of Incorporation shall limit any legal right of the Bank to purchase or otherwise acquire any shares of Series B Preferred Stock at any price, whether higher or lower than the Series B Redemption Price, in private negotiated transactions, the over-the-counter market or otherwise.

         (v) If the Bank shall not have funds legally available for the redemption of all of the shares of Series B Preferred Stock on any Series B Redemption Date, the Bank shall redeem on the Series B Redemption Date only the number of shares of Series B Preferred Stock as it shall have legally available funds to redeem, as determined in an equitable manner, and the remainder of the shares of Series B Preferred Stock shall be redeemed, at the option of the Bank, on the earliest practicable date next following the day on which the Bank shall first have funds legally available for the redemption of such shares.

         (h)  Reacquired  Shares.  Shares of the Series B Preferred  Stock that
              ------------------
have been redeemed, purchased or otherwise acquired by the Bank are not subject to reissuance or resale as shares of Series B Preferred Stock and shall be held in treasury. Such shares shall revert to the status of authorized but unissued shares of preferred stock, undesignated as to series, until the Board of Directors of the Bank shall designate them again for issuance as part of a series.

     (i) Voting  Rights.  Holders of Series B Preferred  Stock will not have any
         --------------
voting rights, except as otherwise from time to time required by law and except as follows:

         (i) In addition to any vote or consent of stockholders required by law, the approval of the holders of two-thirds of the outstanding shares of Series B Preferred Stock, voting as a class, shall be required for the Bank: (A) to amended alter or repeal any of the provisions of these Restated Articles of Incorporation in any manner that would alter or change the powers, preferences or special rights of the shares of Series B Preferred Stock so as to materially and adversely affect them, except as permitted in Section 6.03(j)(i)(A); (B) to authorize the merger, consolidation, or reclassification of the Bank with or into another Person, except as permitted in Section 6.03(j)(i)(B); (C) to dissolve, liquidate or wind up the affairs of the Bank; and (D) to authorize or issue, or obligate itself to authorize or issue, any Series B Senior Securities or Series B Parity Securities, unless, for purposes of this clause (D), the Bank shall have received written notice from each of the Rating Agencies, and delivered a copy of such written notice to the Transfer Agent, confirming that any such issuance of Series B Parity Securities will not result in a reduction of the rating assigned by any of such Rating Agencies to the Series B Preferred Stock then outstanding.

         (ii) If at any time dividends on the Series B Preferred Stock or any Series B Parity Securities shall not have been declared and paid in an amount equal to six quarterly dividends, whether consecutive or not, the number of directors constituting the Board of Directors of the Bank shall be increased by two and the holders of the Series B Preferred Stock and any Series B Parity Securities with similar voting rights, voting together as a single class, shall be entitled to elect two additional persons to fill such newly created directorships. The directors so elected shall meet the qualifications set forth in the Bank's bylaws and any applicable statutory or regulatory qualifications. At such time as dividends for at least four consecutive Series B Dividend Periods have been fully paid or set apart for full payment on the outstanding Series B Preferred Stock and any Series B Parity Securities with similar voting rights, the rights of such holders to vote for the election of directors as provided in this Section 6.03(i)(ii) shal1 cease and such directors shall no longer serve on the Board of Directors of the Bank, subject to renewal from time to time upon the same terms and conditions in the event of each and every subsequent default in the aggregate amount equivalent of six full quarterly dividends.

         During any period when the holders of the Series B Preferred Stock and any Series B Parity Securities have the right to vote as a class for directors as provided above, the directors so elected by the holders of the Series B Preferred Stock and any Series B Parity Securities with similar voting rights shall continue in office until their successors shall have been elected or until termination of the right of the holders of the Series B Preferred Stock and any Series B Parity Securities to vote as a class for directors. For purposes of the foregoing, the holders of the Series B Preferred Stock and any Series B Parity Securities shall vote in proportion to their respective liquidation preference of the shares of such stock held by them.

         (iii) With respect to any right of the holders of shares of Series B Preferred Stock to vote on any matter, whether such right is created by this
Section 6.03(i), by applicable law or otherwise, no holder of any share of Series B Preferred Stock shall be entitled to vote and no share of Series B Preferred Stock shall be deemed to be outstanding for the purpose of voting or determining the number of shares required to constitute a quorum, if prior to or concurrently with a determination of shares entitled to vote or of shares deemed outstanding for quorum purposes, as the case may be, funds sufficient for the redemption of such shares are irrevocably deposited with the Transfer Agent and a Series B Notice of Redemption has been given by the Bank or an affiliate thereof to the holders of the Series B Preferred Stock.

         (j) Covenants.  So long as any shares  of Series B  Preferred Stock are
             ---------
outstanding, the Bank covenants and agrees with and for the benefit of the holders of shares of Series B Preferred Stock that:

         (i) the Bank shall not, without the affirmative vote or consent of holders of two-thirds of the number of shares of Series B Preferred Stock then outstanding, voting as a separate class:

         (A) amend, alter or repeal any provisions of these Restated Articles of Incorporation (existing prior to and at the time of such vote) so as to materially and adversely affect the rights, preferences, privileges or restrictions of the holders of Series B Preferred Stock, except that this subsection (A) shall not apply to steps taken by the Bank to issue and the issuance of other preferred stock by the Bank; or

         (B) consolidate, merge, or reclassify with or into any other Person, or permit any merger of another Person into the Bank, or enter into a voluntary liquidation or voluntary dissolution of the Bank or enter into a share exchange with another Person, except that (1) the Bank may consolidate, merge or reclassify with or into another Person or enter into a share exchange with another Person if such other Person is a consolidated subsidiary (in accordance with generally accepted accounting principles) of SunTrust Banks, Inc., or (2) the Bank may consolidate, merge, or reclassify with or into another Person or enter into a share exchange with another Person if (a) such other Person is a Depository Institution or corporation organized under the laws of the United States or a state of the United States, (b) such other Person expressly assumes all obligations and commitments of the Bank pursuant to such consolidation, merger, reclassification or share exchange, (c) the outstanding shares of Series B Preferred Stock are exchanged for, reclassified as or converted into shares of the surviving Depository Institution or corporation which have preferences, limitations and relative voting and other rights substantially identical to those of the Series B Preferred Stock, (d) after giving effect to such merger, consolidation, reclassification or share exchange, no default, or event which with the giving of notice or passage of time or both could become a default by the Bank of its obligations under these Restated Articles of Incorporation, shall have occurred and be continuing and (e) the Bank shall have received written notice from each of the Rating Agencies and delivered a copy of such written notice to the Transfer Agent, confirming that such merger, consolidation, reclassification or share exchange will not result in a reduction of the rating assigned by any of such Rating Agencies to the Series B Preferred Stock then outstanding; provided that, for purposes of this subsection (B)(2), the Bank shall have delivered to the Transfer Agent and caused to be mailed to each holder of record of Series B Preferred Stock, atleast thirty days prior to any such merger, consolidation, reclassification or share exchange becoming effective, a notice describing such merger, consolidation_ reclassification or share exchange, together with an Officers' Certificate and an Opinion of Counsel, each stating that such merger, consolidation, reclassification or share exchange complies with the requirements of these Restated Articles of Incorporation and that all conditions precedent herein provided for relating to such transaction have been complied with.

         (ii) The Bank covenants and agrees with and for the benefit of the holders of shares of Series B Preferred Stock that the Bank will not issue additional shares of Series B Senior Securities or Series B Parity Securities unless the Bank shall have received written notice from each of the Rating Agencies, and delivered a copy of such written notice to the Transfer Agent, confirming that any such issuance will not result in a reduction of the rating assigned by any of such Rating Agencies to the Series B Preferred Stock then outstanding.

         Section 6.04. Definitions.  For  the  purpose of Sections 6.02 and 6.03
                       -----------
hereof. the following terms shall have the meanings indicated:

         "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a day on which banking institutions in The City of New York or Atlanta, Georgia are authorized or required by law or executive order to close.

         "Calculation Agent" means any Person authorized by the Bank to determine the Series B Dividend Rate, which initially shall be the Bank.

         "Corporation" means SunTrust Real Estate Investment Corporation a Virginia corporation, or any successor thereto.

         "Depository Institution " has the meaning given to such term in 12 U.S.C.ss.1813(c)(i), or any successor thereto.

         "Determination Date " means, with respect to any Series B Dividend Period, the date that is two London Business Days prior to the first day of such Series B Dividend Period.

         "Dividend Payment Date" means, as the context requires, a Series A Dividend Payment Date or a Series B Dividend Payment Date.

         "Exchange Date " means any date on which the Series B Non-Cumulative Exchangeable Preferred Stock of the Corporation is exchanged for the Series A Preferred Stock or any date on which the Series C Non-Cumulative Exchangeable Preferred Stock of the Corporation is exchanged for the Series B Preferred Stock

         "Federal Reserve " means the Board of Governors of the Federal Reserve System, or any successor thereto.

         "Issue Date" means, with respect to the Series A Preferred Stock, the first date on which shares of Series A Preferred Stock are issued and with respect to the Series B Preferred Stock, the first date on which shares of the Series B Preferred Stock are issued.

         "LIBOR " means, with respect to a Series B Dividend Period relating to a Series B Dividend Payment Date (in the following order of priority):

               (i) the rate (expressed as a percentage per annum) for Eurodollar deposits having a three-month maturity that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date;

               (ii) if such rate does not appear on Telerate Page 3750 as of 11:00 a.m. (London time) on the related Determination Date, LIBOR will be the arithmetic mean (if necessary rounded upwards to the nearest whole multiple of .0000 1 %) of the rates (expressed as percentages per annum) for Eurodollar deposits having a three-month maturity that appear on Reuters Monitor Money Rates Page LIBO ("Reuters Page LIBO") as of 11:00 a.m. (London time) on such Determination Date;

               (iii) if such rate does not appear on Reuters Page LIBO as of 11:00 a.m. (London time) on the related Determination Date, the Calculation Agent will request the principal London offices of four leading banks in the London interbank market of the Bank's selection to provide such banks' offered quotations (expressed as percentages per annum) to prime banks in the London interbank market for Eurodollar deposits having a three-month maturity as of 11:00 a.m. (London time) on such Determination Date. If at least two quotations are provided, LIBOR will be the arithmetic mean (if necessary rounded upwards to the nearest whole multiple of .00001 %) of such quotations;

               (iv) if fewer than two such quotations are provided as requested in clause (iii) above, the Calculation Agent will request four major New York City banks of the Bank's selection to provide such banks' offered quotations (expressed as percentages per annum) to leading European banks for loans in Eurodollars as of 11:00 a.m. (London time) on such Determination Date. If at least two such quotations are provided, LIBOR will be the arithmetic mean (if necessary rounded upwards to the nearest whole multiple of 0000 1%) of such quotations; and

               (v) if fewer than two such quotations are provided as requested in clause (iv) above, LIBOR will be LD30R determined with respect to the Series B Dividend Period immediately preceding such current Series B Dividend Period.

               If the rate for Eurodollar deposits having a three-month maturity that initially appears on Telerate Page 3750 or Reuters Page LIBO, as the case may be, as of 11:00 a.m. (London time) on the related Determination Date is superseded on Telerate Page 3750 or Reuters Page LIBO, as the case may be, by a corrected rate before 12:00 noon (London time) on such Determination Date, the corrected rate as so substituted on the applicable page will be the applicable LIBOR for such Determination Date.

         "London Business Day" means any day. other than a Saturday or Sunday, on which commercial banks and foreign exchange markets are open for business, including dealings in foreign exchange and foreign currency deposits, in London.

         "Moody's" means Moody's Investors Service, Inc., or its successor, so long as such agency (or successor) is in the business of rating securities of the type of the Series A Preferred Stock or the Series B Preferred Stock.

         -Officer's Certificate" means a certificate signed by the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Bank.

         "Opinion of Counsel" means a written opinion of counsel, who may be in-house counsel for the Bank.

         "Person" means any individuaL firm, Depository Institution or other entity and shall include any successor (by merger or otherwise) of such entity.

         "Rating Agencies" means Moody's (and any successor thereto), Standard & Poor's (and any successor thereto) and any other nationally recognized statistical rating organizations assigning, at the Bank's request, ratings to the shares of Series A Preferred Stock or Series B Preferred Stock.

         "Record Date" means the I 15th day of the month in which the applicable Dividend Payment Date falls for dividends declared by the Board of Directors.

         "Series A Dividend Payment Dare" means each March 31 and September 30 of each year.


         "Series A Dividend Period" is the period from a Series A Dividend Payment Date to, but excluding, the next succeeding Series A Dividend Payment Date; provided, -however, that the initial Series A Dividend Period is the period from the Issue Date of the Series B Preferred Stock to the next succeeding Series A Dividend Payment Date.

         "Series A Dividend Rate" has the meaning set forth in Section 6.02(d)(i) hereof.

         "Series A Junior Securities" has the meaning set forth in Section 6.02(c) hereof.

         "Series A Liquidation Value" has the meaning set forth in Section 6.02(a) hereof.

         "Series A Notice of Redemption" has the meaning set forth in Section 6.02(g)(i)

         "Series A Parity Securities" has the meaning set forth in Section 6.02(c) hereof.

         "Series A Preferred Stock" has the meaning set forth in Section 6.02(a) hereof.

         "Series A Redemption Date" has the meaning set forth in Section 6.02(f) hereof.

         "Series A Redemption Price" has the meaning set forth in Section 6.02(f) hereof.

         "Series A Senior Securities" has the meaning set forth in Section 6.02(c) hereof.

         "Series B Dividend Payment Date" means each March 31, June 30, September 30 and December 31 of each year.

         "Series B Dividend Period" is the period from a Series B Dividend Payment Date to, but excluding, the next succeeding Series B Dividend Payment Date; provided, however, that the initial Series B Dividend Period is the period from the Issue Date of the Series B Preferred Stock to the next succeeding Series B Dividend Payment Date.

         "Series B Dividend  Rate" has the  meaning  set forth in  Section  6.03
(d)(i) hereof.

         "Series B Junior  Securities" has the meaning set forth in Section 6.03
(c) hereof.

         "Series B Liquidation Value" has the meaning set forth in Section 6.03(a) hereof.

         "Series B Notice of Redemption" has the meaning set forth in Section 6.03(g)(i) hereof.

         "Series B Parity Securities" has the meaning set forth in Section 6.03(c) hereof.

         "Series B Preferred Stock" has the meaning set forth in Section 6.03(a) hereof.

         "Series B Redemption Date" has the meaning set forth in Section 6.03(f) hereof.

         "Series B Redemption Price" has the meaning set forth in Section 6.03(f) hereof.

         "Series B Senior Securities" has the meaning set forth in Section 6.03(c) hereof.

         "Standard & Poor's" means Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc. or its successor, so long as such agency (or successor) is in the business of rating securities of the type of the Series A Preferred Stock or the Series B Preferred Stock.

         "Transfer Agent" means a bank or trust company as may be appointed from time to time by the Board of Directors of the Bank, or a Committee thereof, to act as transfer agent, paying agent and registar of the Series A Preferred Stock and the Series B Preferred Stock.

         Section 6.65. Authority is hereby expressly granted to the Board of Directors from time to time to issue additional Preferred Stock, for such consideration and on such terms as it may determine, as Preferred Stock of one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the designation, powers and relative participating, optional, or other special rights of such series, and the qualifications, limitations, or restrictions thereof.

                                   Article VII

         No stockholder shall have any preemptive right to subscribe for or to purchase any shares or other securities issued by the Bank.

                                  Article VIII

         The number of directors shall be not less than eleven nor more than twenty-five, which number shall be fixed as provided by law.

                                   Article IX

         Section 9.01. No director of the Bank shall be personally liable to the shareholders of the Bank for monetary damages for breach of his duty of care or other duty as a director, provided that this provision shall eliminate or limit the liability of a director only to the maximum extent permitted from time to time by the Financial Institutions Code of Georgia or any successor law or laws.

         Section 9.02. Any repeal or modification of clause (a) of this Article IX by the shareholders of the Bank shall not adversely affect any right or protection of a director of the Bank existing at the time of such repeal or modification.

         IN WITNESS WHEREOF, SunTrust Bank has caused these Restated Articles of Incorporation to be executed and its corporate seal to be affixed and has caused the foregoing to be attested, all by its duly authorized officers on this 8th day of August, 2000.

                                                SUNTRUST BANK

                                        By:    /s/  L. Phillip Humann
                                               ---------------------------------
                                        Name:       L. Phillip Humann
                                        Title: Chairman of the Board, President
                                                 and Chief Executive Officer

                                        By:    /s/  John W. Spiegel
                                               ---------------------------------
                                        Name:       John W. Spiegel
                                        Title: Executive Vice President and
                                               Chief Financial Officer




    [SEAL]

    Attest:  /s/ Raymond D. Fortin
             ----------------------
    Name:    Raymond D. Fortin
    Title:   Corporate Secretary

                                  SUNTRUST BANK
                                     BYLAWS

                   (As Amended and Restated February 13, 2001)


                                    ARTICLE I
                                  SHAREHOLDERS

SECTION 1. Annual Meeting. The annual meeting of the shareholder for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held at such place, on such date and at such time as the Board of Directors may by resolution provide. If the Board of Directors fails to provide such date and time, the meeting shall be held at the Bank's headquarters at 10:00 AM local time on the third Tuesday in April of each year, or, if that date is a legal holiday, on the next succeeding business day. The Board of Directors may specify by resolution prior to any special meeting of the shareholder that such meeting shall be in lieu of the annual meeting.

SECTION  2.  Special  Meeting;  Call  of  Meetings.   Special  meetings  of  the
shareholder may be called at any time by the Chairman of the Board, the President, or the Board itself, and shall be held at such place as is stated in the notice.


                                   ARTICLE II
                                    DIRECTORS

SECTION 1. Board of Directors. The Board of Directors shall manage the business and affairs of the Bank and may exercise all of the powers of the Bank, subject to whatever restrictions are imposed by law.

SECTION 2. Composition of the Board. The Board of Directors of the Bank shall consist of not less than ten (10) nor more than twenty (20) natural persons, the exact number to be set from time to time by the Board of Directors. In the absence of the Board setting the number of Directors, the number shall be sixteen (16). Each Director, unless he or she dies, resigns, retires or is removed from office, shall hold office until the next annual meeting of the shareholder, and may be reelected for successive terms.

SECTION 3. Election of Directors. Nominations for election to the Board of Directors may be made by the Board, or by the Bank's shareholder. Nominations shall specify the class of Directors to which each person is nominated.

SECTION 4. Vacancies. Vacancies resulting from retirement, resignation, removal from office (with or without cause), death or an increase in the number of Directors comprising the Board, shall be filled by the Board of Directors. Any Director so elected shall hold office until the next annual meeting of the shareholder. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

SECTION 5. Retirement. Each Director serving as an officer of the Bank or any of its affiliates shall cease to be a Director on the date of the first to occur of
(a) his or her 65th birthday, or (b) the date of his or her termination, resignation or retirement of employment. Each Director who is not an officer of the Bank or any of its affiliates shall cease to be a Director at the end of his or her term that coincides with or follows his or her 70th birthday.

SECTION 6. Removal. Any or all Directors may be removed from office at any time with or without cause, by the affirmative vote of the shareholder.

SECTION 7. Resignations. Any Director may resign at any time by giving written notice to the Chairman of the Board, the President or the Corporate Secretary. Such resignation shall take effect when delivered unless the notice specifies a later effective date, and the acceptance of the resignation shall not be necessary to make it effective, unless otherwise stated in the resignation.


                                   ARTICLE III
                   ACTION OF THE BOARD OF DIRECTORS; COMMTTEES

SECTION I. Quorum; Vote Requirement. A majority of the Directors holding office shall constitute a quorum for the transaction of the Board's business. If a quorum is present, a vote of a majority of the Directors present at such time shall be the act of the Board of Directors, unless a greater vote is required by law, the Articles of Incorporation or these Bylaws.

SECTION 2. Executive Committee. An Executive Committee, consisting of not less than four (4) Directors, is hereby established. The members of the Executive Committee shall be elected by the Board at its meeting immediately following the annual shareholder's meeting, or at such other time as the Board determines to be appropriate. The Executive Committee shall have and may exercise all the authority of the Board as permitted by law. In addition, the Executive Committee shall serve as the Nominating Committee and shall have the power to recommend candidates for election to the Board and consider other issues related to the size and composition of the Board. The Board shall elect the Chairman of the Executive Committee, who shall be entitled to preside at all meetings of the Executive Committee and perform such other duties as may be designated by the Committee.

SECTION 3. Audit Committee. An Audit Committee, consisting of not less than four
(4) Directors, is hereby established. No Director who is an officer of the Bank or any affiliate shall be a member of the Audit Committee. The members of the Audit Committee shall be elected by the Board at its meeting immediately following the annual shareholder's meeting, or at such other time as the Board determines to be appropriate. The Audit Committee shall require that an audit of the books and records of the affairs of the Bank be made at such time or times as the members of the Audit Committee choose, and shall review the scope of the audit and approve of any non-audit services to be performed for the Bank by the independent accountants. The Audit Committee shall also review examination reports by the independent accountants and regulatory agencies; review credit issues, loan policies and procedures, the classification of loans and the adequacy of the allowance for loan losses; monitor the credit process review function; review the Bank's CRA policy, plans and performance; review internal programs to assure compliance with laws and regulations and the adequacy of internal controls, and exercise oversight for the Bank's fiduciary actions and duties. The Board shall elect the Chairman of the Audit Committee who shall be entitled to preside at all meetings of the Committee and perform such other duties as may be designated by the Committee.


SECTION 4. Other Committees. The Board of Directors may designate one or more other committees, each consisting of one or more Directors, and each of which, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all authority of the Board of Directors.

SECTION 5. Committee Meetings. Regular meetings of each committee, of which no notice is necessary, shall be held at such times and places as fixed, from time to time, by resolution adopted by the committee. Special meetings of any committee may be called at any time by the Chairman of the Board or the President, by the Chairman of such committee or by two members of the committee. Notice of any special meeting of any committee may be given in the manner provided in the Bylaws for giving notice of a special meeting of the Board of Directors. However, notice of any special meeting need not be given to any member of the committee who is present at the meeting or who, before or after the meeting, waives notice in writing (including telegram, cablegram, facsimile, or radiogram). Any regular or special meeting of any committee shall be a legal meeting, without any notice being given, if all the members are present. A majority of the members of any committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of the committee.

SECTION 6. Committee Records. Each committee shall keep a record of its acts and proceedings and shall report them from time to time to the Board of Directors.

SECTION 7. Alternate Members; Vacancies. The Board of Directors may designate one or more Directors as alternate members of any committee, to act in the place and stead of one or more members who are absent from such committee. The Board of Directors may fill any vacancy or vacancies occurring in any committee.

SECTION 8. Place, Time, Notice and Call of Directors' Meetings. The annual meeting of the Board of Directors shall be held each year immediately following the annual meeting of the shareholder or at such other time and place as the Chairman of the Board may designate. Regular meetings of the Board of Directors shall be held at such times and places as the Board of Directors may determine from time to time. Regular meetings of the Board of Directors may be held without notice. Special meetings of the Board of Directors shall be held upon notice of the date, time and place of the meeting as given to each Director orally, by telephone or in person, or in writing, by personal delivery or by mail, telegram, facsimile, or cablegram. Notice of special meetings shall be given no later than the day before the meeting, except that notice of a special meeting need not be given to any Director who signs and delivers to the Bank, either before or after the meeting, a waiver of notice. Attendance of a Director at a Board meeting shall constitute a waiver of notice of that meeting, as well as a waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a Director states, at the beginning of the meeting (or promptly upon his or her arrival), any such objection or objections to the transaction of business and thereafter does not vote for or assent to action taken at the meeting. The business to be transacted at, and the purpose of, any regular or special meeting of the Board of Directors need not be specified in the notice or waiver of notice of the meeting unless required by law or these Bylaws.

A majority of the Directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. No notice of any adjourned meeting need be given. Meetings of the Board of Directors may be called by the Chairman of the Board, the President or any two Directors.

SECTION 9. Action by Directors Without a Meeting; Participation in Meeting by Telephone. Except as limited by law, any action to be taken at a meeting of the Board, or by any committee of the Board, may be taken without a meeting if written consent, setting forth the action so taken, shall be signed by all the members of the Board or such Committee and shall be filed with the minutes of the proceedings of the Board or such committee. Such written consent shall have the same force and effect as a unanimous vote of the Board or such committee and any document executed on behalf of the Corporation may recite that the action was duly taken at a meeting of the Board or such committee.

Participation at Board and committee meetings may occur by conference telephone or similar communication equipment so long as all persons participating in the meeting can hear and speak to one other, and such participation shall constitute personal presence at the meeting.

SECTION 10. Directors' Compensation. The Board of Directors shall have authority to determine, from time to time, the amount of compensation paid to its members for attendance at meetings of, or services on, the Board or any committee thereof. The Board shall also have the power to reimburse Directors for reasonable expenses of attendance at Directors' meetings and committee meetings.


                                   ARTICLE IV
                                    OFFICERS

SECTION 1. Executive Structure. The Board of Directors shall elect a Chairman of the Board, President, Chief Financial Officer, Corporate Secretary and Treasurer, and may elect one or more Vice Chairmen and Executive Vice Presidents as the Board of Directors may deem necessary. The Board of Directors shall designate a Chief Executive Officer from among these officers. The Chief
Executive Officer shall designate duties of each designated officer and may appoint assistant officers, to assist one or more of the designated officers in discharging their duties. Titles of the assistant officers will be designated by the Chief Executive Officer as he or she deems appropriate. The Chief Executive Officer may also appoint other officers and may delegate the authority to appoint officers to other officers of the Bank. The local or regional boards or the local or regional chief executive officers or their designees may appoint officers of SunTrust Bank. Each officer elected by the Board and each officer appointed by the Chief Executive Officer or his or her designee shall serve until the next annual meeting of the Board, or until he or she earlier resigns, retires, dies or is removed from office. Any two or more offices may be held by the same person.

SECTION 2. Chief Executive Officer. The Chief Executive Officer shall be the most senior officer of the Bank and all other officers and agents of the Bank shall be subject to his or her direction. He or she shall be accountable to the Board of Directors for the fulfillment of his or her duties and responsibilities and, in the performance and exercise of all such duties, responsibilities and powers, he or she shall be subject to the supervision and direction of, and any limitations imposed by, the Board of Directors. The Chief Executive Officer shall be responsible for interpretation and implementation of the policies of the Bank as determined and specified from time to time by the Board of Directors, and shall be responsible for the general management and direction of the business and affairs of the Bank. For the purpose of fulfilling his or her duties and responsibilities and subject to these Bylaws and the direction of the Board, the Chief Executive Officer shall have plenary authorities and powers, including general executive powers, the authority to delegate and assign duties, responsibilities and authorities, and, in the name of the Bank and on its behalf, the authority to negotiate and make any agreements, waivers or commitments that do not require the express approval of the Board.

SECT1ON 3. Chairman of the Board. The Chairman shall be a member of the Board of Directors and shall be entitled to preside at all meetings of the Board.

SECTION 4. President. The President shall have such powers and perform such duties as may be assigned by the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

SECTION 5. Vice Chairman. Any Vice Chairman elected shall have such duties and authority as may be conferred upon him by the Board or delegated to him by the Chief Executive Officer.

SECTION 6. Chief Financial Officer. The Chief Financial Officer shall have the care, custody, control and handling of the funds and assets of the Bank, and shall render a statement of the assets, liabilities and operations of the Bank to the Board at its regular meetings.

SECTION 7. Treasurer. The Treasurer shall perform such duties as may be assigned to him or her and shall report to the Chief Financial Officer or, in the absence of the Chief Financial Officer, to the President.

SECTION 8. Corporate Secretary. Due notice of all meetings of the shareholder and Directors shall be given by the Corporate Secretary or the person or persons calling such meeting. The Corporate Secretary shall report the proceedings of all meetings in a book of minutes and shall perform all the duties pertaining to his or her office, including authentication of corporate documents, and shall have custody of the Seal of the Bank. Each Assistant Corporate Secretary appointed by the Chief Executive Officer or his or her designee may perform all duties of the Corporate Secretary.

SECTION 9. Bank Officers. Each officer, employee and agent of the Bank shall have the duties and authority conferred upon him or her by the Board of Directors or delegated to him or her by the Chief Executive Officer, or his or her designee.

SECTION 10. Removal of Officers. Any officer may be removed by the Board of Directors with or without cause whenever, in its judgment, the best interests of the Bank will be served thereby. In addition, an officer of the Bank shall cease to be an officer upon ceasing to be an employee of the Bank or its affiliates.


                                    ARTICLE V
                                      STOCK

SECTION 1. Stock Certificates. The shares of stock of the Bank shall be represented by certificates in such form as may be approved by the Board of Directors, which certificates shall be issued to the shareholder of the Bank and shall be signed by the Chairman of the Board, or the President, together with the Corporate Secretary or an Assistant Secretary of the Bank; and which shall be sealed with the seal of the Bank. The described signatures on any certificate may be a facsimile signature if the certificate is countersigned by a transfer agent or registrar other than the Bank itself or an employee of the Bank. No share certificates shall be issued until consideration for the shares represented thereby has been fully paid. If any officer who has signed or whose facsimile signature has been placed upon a certificate ceases to be such officer before such certificate is issued, it may be issued by the Bank with the same effect as if he or she was such officer at the date of issue.

SECTION 2. Transfer of Stock. Shares of stock of the Bank shall be transferred on the books of the Bank only upon surrender to the Bank of the certificate or certificates representing the shares to be transferred, accompanied by an assignment in writing of such shares, properly executed by the shareholder of record or his or her duly authorized attorney-in-fact, and after payment of all taxes due upon the transfer. The Bank may refuse any requested transfer until furnished evidence satisfactory to it that such transfer is proper. Upon the surrender of a certificate for transfer of stock, such certificate shall be marked on its face "Canceled". The Board of Directors may make such additional rules concerning the issuance, transfer and registration of stock and requirements regarding the establishment of lost, destroyed or wrongfully taken stock certificates (including any requirement of an indemnity bond prior to issuance of any replacement certificate and provision for appointment of a transfer agent and a registrar) as it deems appropriate.

SECTION 3. Registered Shareholder. The Bank may deem and treat the holder of record of any stock as the absolute owner thereof for all purposes and shall not be required to take any notice of any right or claim of right of any other person.

SECTION 4. Record Date. For the purpose of determining the shareholder entitled to notice of, or to vote at, any meeting of shareholder or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of the shareholder for any other purpose, the Board of Directors may fix, in advance, a date as the record date for determination of the shareholder.


                                   ARTICLE VI
                        DEPOSITORIES, SIGNATURES AND SEAL

SECTION 1. Depositories. All funds of the Bank shall be deposited in the name of the Bank in such bank, banks, or other financial institutions as the Board of Directors may from time to time designate and shall be drawn out on checks, drafts or other orders signed on behalf of the Bank by such person or persons as the Board, its Executive Committee or the Chief Executive Officer may, from time to time, direct.

SECTION 2. Seal. The seal of the Bank shall be in such form as the Board of Directors may, from time to time, direct. Unless otherwise directed by the Board of Directors, the official seal of the Bank shall be as follows:





If the seal is affixed to a document, the signature of the Corporate Secretary or his or her designee shall attest to the seal. The seal and its attestation may be lithographed or otherwise printed on any document and shall have, to the extent permitted by law, the same force and effect as if it has been affixed and attested manually.

SECTION 3. Execution of Instruments. All bills, notes, checks, and other instruments for the payment of money, all agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, delivered, or accepted on behalf of the Bank by the Chairman of the Board, the President, any Vice Chairman, Executive Vice President, Senior Vice President or Vice President, the Secretary or the Treasurer. Any such instrument may also be signed, executed, acknowledged, verified, delivered or accepted on behalf of the Bank in such manner and by such other officers, employees or agents of the Bank as the Board of Directors, Executive Committee or Chief Executive Officer may, from time to time, direct.


                                   ARTICLE VII
              INDEMNIFICATION OF OFFICERS, DIRECTORS, AND EMPLOYEES

SECTION 1. Definitions. The following terms are defined, for purposes of this Article, as:

(A) "Bank" includes any domestic or foreign predecessor entity of this Bank in merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

(B) "Director" means an individual who is or was a director of the Bank or an individual who, while a director of the Bank, is or was serving at the Bank's request as director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other entity. A Director is considered to be serving an employee benefit plan at the Bank's request if his or her duties to the Bank also impose duties on, or otherwise involve services by, him or her to the plan or to participants in or beneficiaries of the plan. Director includes, unless the context requires otherwise, the estate or personal representative of a Director.

(C) "Disinterested Director" means a Director who, at the time of a vote referred to in Section 3(C) or a vote or selection referred to in Section 4(B), 4(C) or 7(A) is not: (I) a party to the proceedings; or (ii) an individual who is a party to a proceeding having a familial, financial, professional, or employment relationship with the Director whose indemnification or advance for expenses is the subject of the decision being made with respect to the proceeding, which relationship would, in the circumstances, reasonably be expected to exert an influence on the Director's judgement when voting on the decision being made.

(D) "Employee" means an individual who is or was an employee of the Bank or an individual who, while an employee of the Bank, is or was serving at the Bank's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. An Employee is considered to be serving an employee benefit plan at the Bank's request if his or her duties to the Bank also imposes duties on, or otherwise involves services by, him or her to the plan or to participants in or beneficiaries of the plan. Employee includes, unless the context requires otherwise, the estate or personal representative of an Employee.

(E)  "Expenses" includes counsel fees.

(F) "Liability" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable expenses incurred with respect to a proceeding.

(G) "Officer" means an individual who is or was an officer of the Bank, including an assistant officer, or an individual who, while an officer of the Bank, is or was serving at the Bank's request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other entity. An Officer is considered to be serving an employee benefit plan at the Bank's request if his or her duties to the Bank also impose duties on, or otherwise involve services by, him or her to the plan or to participants in or beneficiaries of the plan. Officer includes, unless the context requires otherwise, the estate or personal representative of an Officer.

(H) "Official Capacity" means: (i) when used with respect to a director, the office of a director in a corporation; and (ii) when used with respect to an officer, the office in a corporation held by the officer. Official Capacity does not include service for any other domestic or foreign corporation or any partnership, joint venture, trust, employee benefit plan, or other entity.

(I) "Party" means an individual who was, is, or is threatened to be made, a named defendant or respondent in a proceeding.

(J) "Proceeding"  means any threatened,  pending or completed  action,  suit, or
proceeding,   whether   civil,   criminal,   administrative,    arbitrative   or
investigative and whether formal or informal.

Section 2. Basic Indemnification Arrangement. (A) Except as provided in subsections 2(D) and 2(E) below and, if required by Section 4 below, upon a
determination   pursuant   to  Section  4  in  the   specific   case  that  such
indemnification is permissible in the circumstances under this subsection because the individual has met the standard of conduct set forth in this subsection (A), the Bank shall indemnify an individual who is made a party to a proceeding because he or she is or was a Director or Officer against liability incurred by him or her in the proceeding if he or she conducted himself or herself in good faith and, in the case of conduct in his or her official capacity, he or she reasonably believed such conduct was in the best interest of the Bank, or in all other cases, he or she reasonably believed such conduct was at least not opposed to the best interests of the Bank and, in the case of any criminal proceeding, he or she had no reasonable cause to believe the conduct was unlawful.

(B) A person's conduct with respect to an employee benefit plan for a purpose he or she believes in good faith to be in the interests of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection 2(A) above.

(C) The termination of a proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the proposed indemnitee did not meet the standard of conduct set forth in subsection 2(A) above.

(D) The Bank shall not indemnify a person under this Article (i) in connection with a proceeding by or in the right of the Bank, except for reasonable expenses incurred in connection with the proceeding if it is determined that such person has met the relevant standard of conduct under this section, or (ii) with respect to conduct for which such person was adjudged liable on the basis that personal benefit was improperly received by him or her, whether or not involving action in his official capacity.

SECTION 3. Advances for Expenses. (A) The Bank may advance funds to pay for or reimburse the reasonable expenses incurred by a Director or Officer who is a party to a proceeding because he or she is a Director or Officer in advance of final disposition of the proceeding if (i) such person furnishes the Bank a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct set forth in subsection 2(A) above or that the proceeding involves conduct for which liability has been eliminated under the Bank's Articles of Incorporation; and (ii) such person furnishes the Bank a written undertaking meeting the qualifications set forth below in subsection 3(B), executed personally or on his or her behalf, to repay any funds advanced if it is ultimately determined that he or she is not entitled to any indemnification under this Article or otherwise.

(B) The undertaking required by subsection 3(A)(ii) above must be an unlimited general obligation of the Director or Officer but need not be secured and shall be accepted without reference to financial ability to make repayment.

(C) Authorizations under this Section shall be made: (i) by the Board of Directors (a) when there are two or more Disinterested Directors, by a majority vote of all Disinterested Directors (a majority of whom shall for such purpose constitute a quorum) or by a majority of the members of a committee of two or more Disinterested Directors appointed by such a vote; or (b) when there are fewer than two Disinterested Directors, by a majority of the Directors present in a meeting in which Directors who do not qualify as Disinterested Directors may participate; or (ii) by the shareholder.

SECTION 4. Authorization of and Determination of Entitlement to Indemnification.

(A) The Bank shall not indemnify a Director or Officer under Section 2 above unless authorized thereunder and a determination has been made for a specific proceeding that indemnification of such person is permissible in the circumstances because he or she has met the relevant standard of conduct set forth in subsection 2(A) above; provided, however, that regardless of the result or absence of any such determination, to the extent that a Director or Officer has been wholly successful, on the merits or otherwise, in the defense of any proceeding to which he or she was a party because he or she is or was a Director or Officer, the Bank shall indemnify such person against reasonable expenses incurred by him or her in connection therewith.

(B) The determination referred to in subsection 4(A) above shall be made (i) if there are two or more Disinterested Directors, by a majority vote of all the Disinterested Directors (a majority of whom shall for such purpose constitute a quorum) or by a majority of the members of a committee of two or more Disinterested Directors appointed by such a vote; (ii) by special legal counsel
(1) selected by the Board of Directors or its committee in the manner prescribed in subdivision (i), or (2) if there are fewer than two Disinterested Directors, selected by the Board of Directors (in which selection Directors who do not qualify as Disinterested Directors may participate); or (iii) by the shareholder; but shares owned by or voted under the control of a Director who at the time does not qualify as a Disinterested Director may not be voted on the determination.

(C) Authorization of indemnification or an obligation to indemnify, and evaluation as to reasonableness of expenses of a Director or Officer in the specific case shall be made in the same manner as the determination that indemnification is permissible, as described in subsection 4(B) above, except that if there are fewer than two Disinterested Directors or if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those entitled under subsection 4(B)(ii)(2) above to select counsel.

(D) The Board of Directors, a committee thereof, or special legal counsel acting pursuant to subsection (B) above or Section 5 below, shall act expeditiously upon an application for indemnification or advances, and cooperate in the procedural steps required to obtain a judicial determination under Section 5 below.

(E) The Bank may, by a provision in its Articles of Incorporation or Bylaws or in a resolution adopted or a contract approved by its Board of Directors or shareholder, obligate itself in advance of the act or omission giving rise to a proceeding to provide indemnification or advance funds to pay for or reimburse expenses consistent with this part. Any such obligatory provision shall be deemed to satisfy the requirements referred to in Section 3(C) or Section 4(C).

SECTION 5. Court-Ordered Indemnification and Advances for Expenses. A Director or Officer who is a party to a proceeding because he or she is a Director or Officer may apply for indemnification or advances for expenses to the court conducting the proceeding or to another court of competent jurisdiction. After receipt of an application and after giving any notice it considers necessary, the court shall order indemnification or advances for expenses if it determines that: (i) the Director is entitled to indemnification under this part; or (ii) in view of all the relevant circumstances, it is fair and reasonable to indemnify the Director or Officer or to advance expenses to the Director or Officer, even if the Director or Officer has not met the relevant standard of conduct set forth in subsection 2(A) above, failed to comply with Section 3, or was adjudged liable in a proceeding referred to in subsections (i) or (ii) of
Section 2(D), but if the Director or Officer was adjudged so liable, the indemnification shall be limited to reasonable expenses incurred in connection with the proceeding, unless the Articles of Incorporation of the Bank or a Bylaw, contract or resolution approved or ratified by the shareholder pursuant to Section 7 below provides otherwise.

If  the  court   determines   that  the  Director  or  Officer  is  entitled  to
indemnification or an advance for expenses, it may also order the Bank to pay the Director's or Officer's reasonable expenses to obtain court-ordered indemnification or advance for expenses.

SECTION 6. Indemnification of Officers and Employees. (A) Unless the Bank's Articles of Incorporation provide otherwise, the Bank shall indemnify and advance expenses under this Article to an employee of the Bank who is not a Director or Officer to the same extent, consistent with public policy, as to a Director or Officer.

(B) The Bank may indemnify and advance expenses under this Article to an officer of the Bank who is a party to a proceeding because he or she is an Officer of the Bank: (i) to the same extent as a Director; and (ii) if he is not a Director, to such further extent as may be provided by the Articles of Incorporation, the Bylaws, a resolution of the Board of Directors, or contract except for liability arising out of conduct that is enumerated in subsections
(A)(i) through (A)(iv) of Section 7. The provisions of this Section shall also apply to an Officer who is also a Director if the sole basis on which he or she is made a party to the proceeding is an act or omission solely as an Officer.

SECTION 7. Shareholder Approved Indemnification. (A) If authorized by the Articles of Incorporation or a Bylaw, contract or resolution approved or ratified by shareholder of the Bank, the Bank may indemnify or obligate itself to indemnify a person made a party to a proceeding, including a proceeding brought by or in the right of the Bank, without regard to the limitations in other sections of this Article, but shares owned or voted under the control of a Director who at the time does not qualify as a Disinterested Director with respect to any existing or threatened proceeding that would be covered by the authorization may not be voted on the authorization. The Bank shall not indemnify a person under this Section 7 for any liability incurred in a proceeding in which the person is adjudged liable to the Bank or is subjected to injunctive relief in favor of the Bank: (i) for any appropriation, in violation of his duties, of any business opportunity of the Bank; (ii) for acts or omissions which involve intentional misconduct or a knowing violation of law;
(iii) for the types of liability set forth in Section 14-2-832 of the Georgia Business Corporation Code; or (iv) for any transaction from which he or she received an improper personal benefit.

(B) Where approved or authorized in the manner described in subsection 7(A) above, the Bank may advance or reimburse expenses incurred in advance of final disposition of the proceeding only if: (i) the proposed indemnitee furnishes the Bank a written affirmation of his good faith belief that his or her conduct does not constitute behavior of the kind described in subsection 7(A)(i)-(iv) above; and (ii) the proposed indemnitee furnishes the Bank a written undertaking, executed personally, or on his or her behalf, to repay any advances if it is ultimately determined that he or she is not entitled to indemnification.

SECTION 8. Liability Insurance. The Bank may purchase and maintain insurance on behalf of an individual who is a Director, Officer, Employee, or agent of the Bank or who, while a director, officer, employee, or agent of the Bank, is or was serving at the request of the Bank as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other entity against liability asserted against or incurred by him in that capacity or arising from his status as a director, officer, employee, or agent, whether or not the Bank would have power to indemnify him against the same liability under Section 2 or Section 3 above.

SECTION 9. Witness Fees. Nothing in this Article shall limit the Bank's power to pay or reimburse expenses incurred by a person in connection with his appearance as a witness in a proceeding at a time when he is not a party.

SECTION 10. Report to Shareholders. If the Bank indemnifies or advances expenses to a Director in connection with a proceeding by or in the right of the Bank, the Bank shall report the indemnification or advance, in writing, to the shareholder.

SECTION 11. Severability. In the event that any of the provisions of this Article (including any provision within a single section, subsection, division or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions of this Article shall remain enforceable to the fullest extent permitted by law.

SECTION 12. Indemnification Not Exclusive. The rights of indemnification provided in this Article VII shall be in addition to any rights which any such Director, Officer, Employee or other person may otherwise be entitled by contract or as a matter of law.

                                  ARTICLE VIII
                              AMENDMENTS OF BYLAWS

SECTION 1. Amendments. The Board of Directors shall have the power to alter, amend or repeal the Bylaws or adopt new Bylaws, but any Bylaws adopted by the Board of Directors may be altered, amended or repealed and new Bylaws adopted by the shareholder. Action by the Directors with respect to the Bylaws shall be taken by an affirmative vote of a majority of all of the Directors then elected and serving, unless a greater vote is required by law, the Articles of Incorporation or these Bylaws.


                                   ARTICLE IX
                      EMERGENCY TRANSFER OF RESPONSIBILITY

SECTION 1. Emergency Defined. In the event of a national emergency threatening national security or a major disaster declared by the President of the United States or the person performing his functions, which directly or severely affects the operations of the Bank, the officers and employees of the Bank will continue to conduct the affairs of the Bank under such guidance from the Directors as may be available except as to matters which by law or regulation require specific approval of the Board of Directors and subject to conformance with any applicable laws, regulations, and governmental directives during the emergency.

SECTION 2. Officers Pro Tempore. The Board of Directors shall have the power, in the absence or disability of any officer, or upon the refusal of any officer to act as a result of said national emergency directly and severely affecting the operations of the Bank, to delegate and prescribe such officer's powers and duties to any other officer, or to any Director.

In the event of a national emergency or state of disaster of sufficient severity to prevent the conduct and management of the affairs and business of the Bank by its Directors and officers as contemplated by the Bylaws, any two or more available members or alternate members of the then incumbent Executive Committee shall constitute a quorum of such Committee for the full conduct and management of the Bank in accordance with the provisions of Articles II and III of the Bylaws. If two members or alternate members of the Executive Committee cannot be expeditiously located, then three available Directors shall constitute the Executive Committee for the full conduct and management of the affairs and business of the Bank until the then remaining Board can be convened. These provisions shall be subject to implementation by resolutions of the Board of Directors passed from time to time, and any provisions of the Bylaws (other than this Section) and any resolutions which are contrary to the provisions of this Section or the provisions of any such implementary resolutions shall be suspended until it shall be determined by any such interim Executive Committee acting under this Section that it shall be to the advantage of this Corporation to resume the conduct and management of its affairs and business under all of the other provisions of these Bylaws.

SECTION 3. Officer Succession. If, in the event of a national emergency or disaster which directly and severely affects the operations of the Bank, the Chief Executive Officer cannot be located expeditiously or is unable to assume or to continue normal duties, then the authority and duties of the office shall be automatically assumed, without Board of Directors action, in order of title, and subject only to willingness and ability to serve, by the Chairman of the Board, President, Vice Chairman, Executive Vice President, Senior Vice President, Vice President, Corporate Secretary or their successors in office at the time of the emergency or disaster. Where two or more officers hold equivalent titles and are willing and able to serve, seniority in title controls initial appointment. If, in the same manner, the Corporate Secretary or Treasurer cannot be located or is unable to assume or continue normal duties, the responsibilities attached thereto shall, in like manner as described immediately above, be assumed by any Executive Vice President, Senior Vice President, or Vice President. Any officer assuming authority and position hereunder shall continue to serve until the earlier of his resignation or the elected officer or a more senior officer shall become available to perform the duties of the position of Chief Executive Officer, Corporate Secretary, or Treasurer.

SECTION 4. Certification of Authority. In the event of a national emergency or disaster that directly and severely affects the operations of the Bank, anyone dealing with the Bank shall accept a certification by the Corporate Secretary or any three officers that a specified individual is acting as Chairman of the Board, Chief Executive Officer, President, Corporate Secretary, or Treasurer, in accordance with these Bylaws; and that anyone accepting such certification shall continue to consider it in force until notified in writing of a change, such notice of change to carry the signature of the Corporate Secretary or three officers of the Bank.

SECTION 5. Alternative Locations. In the event of a national emergency or disaster which destroys, demolishes, or renders the Bank's offices or facilities unserviceable, or which causes, or in the judgment of the Board of Directors or the Executive Committee probably will cause, the occupancy or use thereof to be a clear and imminent hazard to personal safety, the Bank shall temporarily lease or acquire sufficient facilities to carry on its business as may be designated by the Board of Directors. Any temporarily relocated place of business of this Bank shall be returned to its legally authorized location as soon as practicable and such temporary place of business shall then be discontinued.

SECTION 6.  Amendments to Article IX. At any meeting  called in accordance  with
Section 2 of this Article IX, the Board of Directors or Executive Committee, as the case may be, may modify, amend or add to the provisions of this Article IX so as to make any provision that may be practical or necessary for the circumstances of the emergency.

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036
                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052
                                Office of the Comptroller of the Currency
                                OMB Number: 1557-0081
                                Expires March 31, 2002

Federal Financial Institutions Examination Council
--------------------------------------------------------------------------------
                                 Please refer to page i,                1
                                 Table of Contents,  for
                                 the required  disclosure
                                 of estimated  burden.
--------------------------------------------------------------------------------
Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices-FFIEC 031

Report at the close of business December 31, 2000
                                                        20001231
                                                        --------
                                                       (RCRI 9999)


This report is required by law: 12 U.S.C.ss.324 (State member banks); 12 U.S.C.ss.1817 (State nonmember banks);
and 12 U.S.C.ss.161
(National banks).

This report form is to be filed by banks with branches and
consolidated subsidiaries in U.S. territories and possessions,
Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, William P. O'Halloran, SVP & Controller
  --------------------------------------------------
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ William P. O'Halloran
---------------------------------------------
Signature of Officer Authorized to Sign Report

01/26/2001
-----------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/
-----------------
Director (Trustee)

/s/
-----------------
Director (Trustee)

/s/
-----------------
Director (Trustee)

--------------------------------------------------------------------------------
Submission of Reports

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, Wl 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

--------------------------------------------------------------------------------


FDIC Certificate Number:    00867                SUNTRUST BANK
                         ------------            -------------------------------
                          (RCRI 9050)            Legal Title of Bank (TEXT 9010)

http://www.suntrust.com                          ATLANTA
-----------------------                          -------------------------------
Primary  Internet Web Address of Bank            City  (TEXT 9130)
(Home Page), if any  (TEXT4087)
(Example: www.examplebank.com)                   GA
                                                 -------------------------------
                                                 State Abbrev. (TEXT 9200)

                                                 30302
                                                 ------------------------------
                                                 ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                       FFIEC 031
Consolidated Reports of Condition and Income for                       Page i
A Bank With Domestic and Foreign Offices                                 2
--------------------------------------------------------------------------------

Table of Contents                                                  Report of Condition

Signature Page                                                     Schedule RC-Balance Sheet ..................RC-1,2

Report of Income                                                   Schedule RC-A-Cash and Balances Due
                                                                   From Depository Institutions ...............RC-3
Schedule RI-Income Statement ....................RI-1,2,3
                                                                   Schedule RC-B-Securities ...................RC-3,4,5
Schedule RI-A-Changes in Equity Capital .........RI-4
                                                                   Schedule RC-C-Loans and Lease Financing
Schedule RI-B-Charge-offs and Recoveries on                          Receivables:
Loans and Leases and Changes in Allowance                            Part I. Loans and Leases .................RC-6,7,8
for Credit Losses .............................RIA 5                     Part II. Loans to Small Businesses and
                                                                         Small Farms (to be completed for the
Schedule RI-D-Income from                                                June report only; not included in the
International Operations ...............................RI-6             forms for the September and
                                                                         December reports) ....................RC-8a,8b
Schedule RI-E-Explanations ..........................RI-7, 8        Schedule RC-D-Trading Assets and Liabilities
                                                                   (to be completed only by selected banks) .......RC-8
                                                                   Schedule RC-E-Deposit Liabilities ........RC-9,10,11
                                                                   Schedule RC-F-Other Assets ....................RC-11
                                                                   Schedule RC-G-Other Liabilities ...............RC-11
                                                                   Schedule RC-H-Selected Balance Sheet Items
                                                                     for Domestic Offices ........................RC-12
                                                                   Schedule RC-1-Selected Assets and Liabilities
                                                                     of IBFs .....................................RC-13
                                                                   Schedule RC-K-Quarterly Averages ..............RC-13
                                                                   Schedule RC-L-Off-Balance Sheet
                                                                   Items ...................................RC-14,15,16
                                                                   Schedule RC-M-Memoranda ...................RC-17, 18
                                                                   Schedule RC-N-Past Due and Nonaccrual
                                                                   Loans, Leases, and Other Assets ............RC-19,20
                                                                   Schedule RC-0-Other Data for Deposit
                                                                   Insurance and FICO Assessments ............RC-21, 22
                                                                   Schedule RC-R-Regulatory Capital ..........RC-23, 24
                                                                   Optional Narrative Statement Concerning
                                                                   the Amounts Reported in the Reports
                                                                     of Condition and Income .....................RC-25
                                                                   Special Report (to be completed by all banks)

Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 34.1 hours per respondent and is estimated to vary from 15 to 400 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities.
A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and
Budget, Washington, D.C. 20503, and to one of the following:

  Secretary
  Board of Governors of the Federal Reserve System
  Washington, D.C. 20551

  Legislative and Regulatory Analysis Division
  Office of the Comptroller of the Currency
  Washington, D.C. 20219

  Assistant Executive Secretary
  Federal Deposit Insurance Corporation
  Washington, D.C. 20429






For information or assistance, National and State nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th Street, NW,
Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.




  SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
  P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RI-1
  ATLANTA, GA 30302                                           Transit #:   61000104
  Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     3

Consolidated Report of Income
for the period January 1, 2000-December 31, 2000

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

  Schedule RI-Income Statement
                                                                                                                              1480
                                                                                            Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
1. Interest income:
   a. Interest and fee income on loans:                                                                 RIAD
        (1) In domestic offices:                                                                        ----
            (a) Loans secured by real estate ...........................................................4011  2,597,988    1.a.1.a
            (b) Loans to depository institutions .......................................................4019     10,647    1.a.1.b
            (c) Loans to finance agricultural production and other loans to farmers ....................4024     14,578    1.a.1.c
            (d) Commercial and industrial loans ........................................................4012  1,874,077    1.a.1.d
            (e) Acceptances of other banks .............................................................4026        248    1.a.1.e
            (f) Loans to individuals for household, family, and other personal expenditures:
                (1) Credit cards and related plans .....................................................4054     17,817  1.a.1.f.1
                (2) Other...............................................................................4055    782,822  1.a.1.f.2
            (g) Loans to foreign governments and official institutions .................................4056      1,567    1.a.1.g
            (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
                (1) Taxable obligations.................................................................4503      5,974  1.a.1.h.1
                (2) Tax-exempt obligations .............................................................4504     55,461  1.a.1.h.2
            (i) All other loans in domestic offices ....................................................4058    155,528    1.a.1.i
        (2)In foreign offices, Edge and Agreement subsidiaries, and 11317s .............................4059          0      I.a.2
b. Income from lease financing receivables:
        (1) Taxable leases .............................................................................4505    153,031      1.b.1
        (2) Tax-exempt leases ..........................................................................4307      8,592      1.b.2
c. Interest income on balances due from depository institutions':
        (1)In domestic offices .........................................................................4105        721      1.c.1
        (2)In foreign offices, Edge and Agreement subsidiaries, and IBFs ...............................4106        229      1.c.2
d. Interest and dividend income on securities:
        (1)U.S. Treasury securities and U.S. Government agency obligations (including
           mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA) ....................4027    627,559      1.d.1
        (2)Securities issued by states and political subdivisions in the U.S.:
            (a) Taxable securities .....................................................................4506      7,972    1.d.2.a
            (b) Tax-exempt securities ..................................................................4507     16,296    1.d.2.b
        (3) Other domestic debt securities (including mortgage-backed securities
            not issued or guaranteed by FNMA, FHLMC, or GNIVIA).........................................3657    216,286      1.d.3
        (4)Foreign debt securities .....................................................................3658        235      1.d.4
        (5)Equity securities (including investments in mutual funds) ...................................3659     46,230      1.d.5
e. Interest income from trading assets .................................................................4069      3,811       1.e.


----------------
  (1) Includes interest income on time certificates of deposit not held for trading.



  SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
  P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RI-2
  ATLANTA, GA 30302                                           Transit #:   61000104
  Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     4




Schedule RI-Continued
                                                                                                        Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
 1.Interest income (continued):                                                                   RIAD   Year-to-Date
   f.Interest income on federal funds sold and securities purchased under                         ----
     agreements to resell .................................................................       4020      160,715       1.f
   g.Total interest income (sum of items 1.a through 1.f) .................................       4107    6,758,384       1.g
 2. Interest expense:
    a.Interest on deposits:
     (1) Interest on deposits in domestic offices:
        (a) Transaction accounts (NOW accounts, ATS accounts, and
            telephone and preauthorized transfer accounts) ................................       4508       18,186       2.a.1.a
        (b) Nontransaction accounts:
           (1) Money market deposit accounts (MMDAs) ......................................       4509      616,238       2.a.1.b.1.
           (2) Other savings deposits .....................................................       4511      228,493       2.a.1.b.2.
           (3) Time deposits of $100,000 or more ..........................................       A517      455,759       2.a.1.b.3.
           (4) Time deposits of less than $100,000 ........................................       A518      528,498       2.a.1.b.4.
     (2) Interest on deposits in foreign offices, Edge and Agreement
        subsidiaries, and IBFs ............................................................       4172      611,171       2.a.2
    b.Expense of federal funds purchased and securities sold under
      agreements to repurchase ............................................................       4180      715,646       2.b
    c.Interest on demand notes issued to the U.S. Treasury, trading
      liabilities, and other borrowed money ...............................................       4185      327,082       2.c
    d.Not applicable
    e.Interest on subordinated notes and debentures .......................................       4200       78,149       2.e
    f.Total interest expense (sum of items 2.a through 2.e) ...............................       4073    3,579,222       2.f
 3. Net interest income (item 1.g minus 2.0 ...............................................       4074    3,179,162       3.
 4. Provisions:
    a. Provision for credit losses ........................................................       4230      130,590       4.a
    b. Provision for allocated transfer risk ..............................................       4243            0       4.b
 5. Noninterest income:
    a. Income from fiduciary activities ...................................................       4070      467,125       5.a
    b. Service charges on deposit accounts in domestic offices ............................       4080      459,661       5.b
    c. Trading revenue (must equal Schedule RI, sum of Memorandum
      items 8.a through 8.d) ..............................................................       A220       27,568       5.c
    d.-e. Not applicable
    f. Other noninterest income:
      (1) Other fee income ................................................................       5407      671,968       5.f.1
      (2) All other noninterest income* ...................................................       5408      100,748       5.f.2
    g. Total noninterest income (sum of items 5.a through 5.0 .............................       4079    1,727,070       5.g
 6. a. Realized gains (losses) on held-to-maturity securities .............................       3521            0       6.a
    b. Realized gains (losses) on available-for-sale securities ...........................       3196       (4,379)      6.b
 7. Noninterest expense:
    a. Salaries and employee benefits .....................................................       4135    1,385,401       7.a
    b. Expenses of premises and fixed assets (net of rental income)
      (excluding salaries and employee benefits and mortgage interest) ....................       4217      391,087       7.b
    c. Other noninterest expense* .........................................................       4092      988,444       7.c
    d. Total noninterest expense (sum of items 7.a through 7.c) ...........................       4093    2,764,932       7.d
 8. Income (loss) before income taxes and extraordinary items and other
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.10, and 7.d) ............       4301    2,006,331       8.
 9. Applicable income taxes (on item 8) ...................................................       4302      621,007       9.
10. Income (loss) before extraordinary items and other adjustments (item 8 minus 9) .......       4300    1,385,324       10.
11. Extraordinary items and other adjustments, net of income taxes* .......................       4320            0       11.
12. Net income (loss) (sum of items 10 and 11) ............................................       4340    1,385,324       12.
---------------------
  *Describe on Schedule RI-E- Explanations



  SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
  P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RI-3
  ATLANTA, GA 30302                                           Transit #:   61000104
  Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     5






Schedule RI-Continued                                                                                                           1481
                                                                                                     Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          RIAD   Year-to-Date
                                                                                                          ----
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
   August 7, 1986, that is not deductible for federal income tax purposes ............................... 4513      12,636     M.1
2. Income from the sale and servicing of mutual funds and annuities in domestic offices
   (included in Schedule RI, item 8)..................................................................... 8431     100,864     M.2
3-4. Not applicable
5. Number of full-time equivalent employees at end of current period (round to
   nearest whole number)................................................................................. 4150      24,958     M.5
6. Not applicable
7. If the reporting bank has restated its balance sheet as a result of applying push                         CCYY/MM/DD
    down accounting this calendar year, report the date of the bank's acquisitionl ...................... 9106        N/A      M.7
8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
   (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):
    a. Interest rate exposures .......................................................................... 8757      10,705     M.8.a
    b. Foreign exchange exposures ....................................................................... 8758      16,863     M.8.b
    c. Equity security and index exposures .............................................................. 8759           0     M.8.c
    d. Commodity and other exposures .................................................................... 8760           0     M.8.d
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
    a. Net increase (decrease) to interest income ....................................................... 8761      (1,548)    M.9.a
    b. Net (increase) decrease to interest expense ...................................................... 8762       1,442     M.9.b
    c. Other (noninterest) allocations................................................................... 8763           0     M.9.c
10. Credit losses on off-balance sheet derivatives (see instructions) ................................... A251           0     M.10
11. Does the reporting bank have a Subchapter S election in effect for federal income                               YES/NO
    tax purposes for the current tax year? .............................................................. A530        NO       M.11
12. Deferred portion of total applicable income taxes included in Schedule RI,
    items 9 and 11  (to be reported with the December Report of Income).................................. 4772     163,736     M.12
--------------------------

(1) For example, a bank acquired on June 1, 1998, would report 1998/06/01 *Describe on Schedule RI-E- Explanations



  SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
  P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RI-4
  ATLANTA, GA 30302                                           Transit #:   61000104
  Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     6




Schedule Rl-A-Changes in Equity Capital

Indicate decreases and losses in parentheses.
                                                                                                                               1483
                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            RIAD
                                                                                                            ----
 1. Total equity capital originally reported in the December 31, 1999, Reports of Condition
    and Income ..........................................................................................   3215    2,523,983   1.
 2. Equity capital adjustments from amended Reports of Income, net* .....................................   3216            0   2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ................................   3217    2,523,983   3.
 4. Net income (loss) (must equal Schedule RI, item 12) .................................................   4340    1,385,324   4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net...................................   4348            0   5.
 6. Changes incident to business combinations, net ......................................................   4358    5,643,478   6.
 7. LESS: Cash dividends declared on preferred stock ....................................................   4470            0   7.
 8. LESS: Cash dividends declared on common stock .......................................................   4480    1,100,000   8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions
     for this schedule) .................................................................................   4411            0   9.
 10. Corrections of material accounting errors from prior years* (see instructions for this schedule) ...   4412            0   10.
 11. a. Change in net unrealized holding gains (losses) on available-for-sale securities ................   8433      351,697   11.a
     b. Change in accumulated net gains (losses) on cash flow hedges ....................................   4574            0   11.b
 12. Foreign currency translation adjustments ...........................................................   4414            0   12.
 13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ...........   4415      (35,798)  13.
 14. Total equity capital end of current period (sum of items 3 through 13) (must equal
     Schedule RC, item 28) ..............................................................................   3210    8,768,684   14.
 --------------------------
*Describe on Schedule RI-E-Explanations.

Schedule RI-B-Charge-offs and Recoveries on Loans and Leases and
              Changes in Allowance for Credit Losses

Part 1. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through
the allocated transfer risk reserve.                                                                                           1486
                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Calendar year-to-date
                                                                                             (Column A)            (Column B)
                                                                                           RIAD  Charge-offs   RIAD  Recoveries
1. Loans secured by real estate:
    a. To U.S. addressees (domicile) ...................................................   4651     11,139     4661     7,509    1.a
    b. To non-U.S. addressees (domicile) ...............................................   4652          0     4662         0    1.b
 2. Loans to depository institutions and acceptances of other banks:
    a. To U.S. banks and other U.S. depository institutions ............................   4653          0     4663         0    2.a
    b. To foreign banks ................................................................   4654          0     4664         0    2.b
 3. Loans to finance agricultural production and other loans to farmers ................   4655          0     4665         0    3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile) ...................................................   4645     97,356     4617    15,109    4.a
    b. To non-U.S. addressees (domicile) ...............................................   4646        102     4618        45    4.b
 5. Loans to individuals for household, family, and other personal expenditures:
    a.  Credit  cards and  related  plans  .............................................   4656      3,884     4666     1,379    5.a
    b. Other (includes single payment, installment,  and all student loans) ............   4657     53,173     4667    24,069    5.b
 6. Loans to foreign governments and official institutions .............................   4643          0     4627         0    6.
 7. All other loans ....................................................................   4644     11,777     4628     5,366    7.
 8. Lease financing receivables:
    a. Of U.S. addressees (domicile) ...................................................   4658      2,780     4668       494    8.a
    b. Of non-U.S. addressees (domicile) ...............................................   4659          0     4669         0    8.b
 9. Total (sum of items 1 through 8) ...................................................   4635    180,211     4605    53,971    9.



  SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
  P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RI-5
  ATLANTA, GA 30302                                           Transit #:   61000104
  Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     7






 Schedule RI-B-Continued

 Part 1. Continued

 Memoranda
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Calendar year-to-Date
                                                                                       (Column A)             (Column B)
  1-3. Not applicable.
  4. Loans to finance commercial real estate, construction, and land                  RIAD Charge-offs      RIAD  Recoveries
     development activities (not secured by real estate) included in                  ---- -----------      ----  ----------
     Schedule RI-B, part 1, items 4 and 7, above ...................................  5409      0           5410       0     M.4
  5. Loans secured by real estate in domestic offices (included in
     Schedule RI-B, part 1, item 1, above):
     a. Construction and land development ..........................................  3582    176           3583       0     M.5.a
     b. Secured by farmland ........................................................  3584      0           3585       0     M.5.b
     c. Secured by 1-4 family residential properties:
        (1)Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit ...........................  5411  1,544           5412   4,268     M.5.c.1
        (2) All other loans secured by 1-4 family residential properties ...........  5413  6,104           5414   2,459     M.5.c.2
     d. Secured by multifamily (5 or more) residential properties ..................  3588      0           3589       0     M.5.d
     e. Secured by nonfarm nonresidential properties ...............................  3590  3,315           3591     782     M.5.e



  Part 11. Changes in Allowance for Credit Losses
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               RIAD
                                                                                                               ----
  1. Balance originally reported in the December 31, 1999, Reports of Condition and Income .........           3124       123,398 1.
  2. Recoveries (must equal or exceed part 1, item 9, column B above) ..............................           2419        53,971 2.
  3. LESS: Charge-offs (must equal or exceed part 1, item 9, column A above) .......................           2432       180,211 3.
  4. Provision for credit losses (must equal Schedule RI, item 4.a) ................................           4230       130,590 4.
  5. Adjustments* (see instructions for this schedule) .............................................           4815       729,639 5.
  6. Balance end of current period (sum of items 1 through 5) (must equal or exceed Schedule RC,
     item 4.b)......................................................................................           A512       857,387 6.
--------------------------
  *Describe on Schedule RI-E-Explanations



  SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
  P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RI-6
  ATLANTA, GA 30302                                           Transit #:   61000104
  Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     8





Schedule RI-D-Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or lBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part 1. Estimated Income from International Operations
                                                                                                                                1492
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
  1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries,                 RIAD  Year-to-Date
     and IBFs:                                                                                               ----  ------------
     a. Interest income booked  .......................................................................      4837       0       1.a
     b. Interest expense booked .......................................................................      4838       0       1.b
     c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and
        IBFs (item 1.a minus 1.b) .....................................................................      4839       0       1.c
  2. Adjustments for booking location of international operations:
     a. Net interest income attributable to international operations booked at domestic offices .......      4840       0       2.a
     b. Net interest income attributable to domestic business booked at foreign offices ...............      4841       0       2.b
     c. Net booking location adjustment (item 2.a minus 2.b) ..........................................      4842       0       2.c
  3. Noninterest income and expense attributable to international operations:
     a. Noninterest income attributable to international operations ...................................      4097       0       3.a
     b. Provision for loan and lease losses attributable to international operations .................       4235       0       3.b
     c. Other noninterest expense attributable to international operations ............................      4239       0       3.c
     d. Net noninterest income (expense) attributable to international operations (item 3.a minus
        3.b and 3.c) ..................................................................................      4843       0       3.d
  4. Estimated pretax income attributable to international operations before capital allocation
     adjustment (sum of items 1.c, 2.c, and 3.d) ......................................................      4844       0       4
  5. Adjustment to pretax income for internal allocations to international operations to reflect
     the effects of equity capital on overall bank funding costs ......................................      4845       0       5
  6. Estimated pretax income attributable to international operations after capital allocation
     adjustment (sum of items 4 and 5).................................................................      4846       0       6
  7. Income taxes attributable to income from international operations as estimated in item 6 .........      4797       0       7
  8. Estimated net income attributable to international operations (item 6 minus 7) ...................      4341       0       8


                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                RIAD
Memoranda                                                                                                       ----
1. Intracompany interest income included in item 1.a above ...............................................      4847    0       M.1
2. Intracompany interest expense included in item 1.b above ..............................................      4848    0       M.2

Part 11. Supplementary Details on Income from International Operations Required by the
Departments of Commerce and Treasury for Purposes of the U.S. International
Accounts and the U.S. National Income and Product Accounts


                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           RIAD  Year-to-Date
                                                                                                           ----  ------------
  1. Interest income booked at IBFs ................................................................      4849       0          1
  2. Interest expense booked at IBFs ................................................................      4850      0          2
  3. Noninterest income attributable to international operations booked at domestic offices
     (excluding IBFs):
     a. Gains (losses) and extraordinary items ......................................................      5491      0          3.a
     b. Fees and other noninterest income ...........................................................      5492      0          3.b
  4. Provision for loan and lease losses attributable to international operations booked at
     domestic offices (excluding IBFs) ..............................................................      4852      0          4
  5. Other noninterest expense attributable to international operations booked at domestic
     offices (excluding IBFs) .......................................................................      4853      0          5



  SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
  P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RI-7
  ATLANTA, GA 30302                                           Transit #:   61000104
  Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     9






Schedule RI-E-Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-13, all extraordinary items and other adjustments in
Schedule RI, and all significant items of other noninterest income and other noninterest expense in
Schedule RI. (See instructions for details.)
                                                                                                                                1495
                                                                                                    Dollar Amounts in Thousands

                                                                                                       RIAD  Year-to-date
                                                                                                       ----  ------------
1. All  other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 51(2):
   a. Net gains (losses) on other real estate owned................................................... 5415          0       1.a
   b. Net gains (losses) on sales of loans............................................................ 5416          0       1.b
   c. Net gains (losses) on sales of premises and fixed assets........................................ 5417          0       1.c
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 5.f. 2
                TEXT
   d. 4461 SALE OF ORIG SVC RIGHTS.................................................................... 4461     24,964       1.d
   e. 4462 OTHER INCOME............................................................................... 4462     25,007       1.e
   f. 4463 SALE OF CUSTOMER CHECK..................................................................... 4463     16,067       1.f
2. Other noninterest expense (from Schedule RI, item 7.c):                                                   Year-to-Date
   a. Amortization expense of intangible assets....................................................... 4531     21,887       2.a
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net (gains) losses on other real estate owned................................................... 5418          0       2.b
   c. Net (gains) losses on sales of loans............................................................ 5419          0       2.c
   d. Net (gains) losses on sales of premises and fixed assets........................................ 5420          0       2.d
   Itemize  and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c
                TEXT
   e. 4464............................................................................................ 4464          0       2.e
   f. 4467............................................................................................ 4467          0       2.f
   g. 4468............................................................................................ 4468          0       2.g
 3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI
    (item 11.b) (itemize and describe all extraordinary items and other adjustments):
                TEXT
    a. (1) 6373 Effect of adopting FAS 133,
                "Accounting for Derivative Instruments and Hedging Activities"........................ 6373          0     3.a.1
       (2) Applicable income tax effect .............................................................. 4486          0     3.a.2
    b. (1)4487........................................................................................ 4487          0     3.b.1
       (2) Applicable income tax effect............................................................... 4488          0     3.b.2
    c. (1) 4489....................................................................................... 4489          0     3.c.1
       (2) Applicable income tax effect............................................................... 4491          0     3.c.2
 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)
    (itemize and describe all adjustments):
                  TEXT
    a. 4492........................................................................................... 4492          0       4.a
    b. 4493........................................................................................... 4493          0       4.b
 5. Cumulative effect of changes in accounting principles from prior years from Schedule RIA item 9) (itemize and describe all changes in accounting principles):
                TEXT
    a. 4494........................................................................................... 4494          0       5.a
    b. 4495........................................................................................... 4495          0       5.b
 6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)
    (Itemize and describe all corrections):
                TEXT
    a. 4496........................................................................................... 4496          0       6.a
    b. 4497........................................................................................... 4497          0       6.b



  SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
  P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RI-8
  ATLANTA, GA 30302                                           Transit #:   61000104
  Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     10


  Schedule RI-E-Continued

                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)
   (itemize and describe all such transactions):                                                        RIAD    Year-to-Date
                TEXT                                                                                    ----    ------------
   a. 4498 Merger ST Parent sub into ST Bank..........................................................  4498       (35,798)   7.a
   b. 4499............................................................................................  4499             0    7.b
8. Adjustments to allowance for credit losses (from Schedule RI-B, part 11, item 5)
   (itemize and describe all adjustments):
                TEXT
   a. 4521 Merger ST Parent sub into ST Bank..........................................................  4521       729,639    8.a
   b. 4522............................................................................................  4522             0    8.b


                                                                                                                        1498  1499
9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income): RIAD
                                                                        ----
   X=NO COMMENT  - Y=COMMENT                                            4769 [X]
   Other explanations (please type or print clearly):
  (TEXT 4769) (70 characters per line)

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



  SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
  P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-1
  ATLANTA, GA 30302                                           Transit #:   61000104
  Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     11

Consolidated  Report of Condition  for Insured  Commercial  and  State-Chartered
Savings Banks for December 31, 2000

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC-Balance Sheet
                                                                                                                                C400
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
  ASSETS                                                                                                RCFD
   1. Cash and balances due from depository institutions (from Schedule RC-A):                          ----
      a. Noninterest-bearing balances and currency and coin' .........................................  0081          4,201,310  1.a
      b. Interest-bearing balances (2) ...............................................................  0071             18,044  1.b
   2. Securities:
      a. Held-to-maturity securities (from Schedule RC-13, column A) .................................  1754                  0  2.a
      b. Available-for-sale securities (from Schedule RC-13, column D) ...............................  1773         16,421,141  2.b
   3. Federal funds sold and securities purchased under agreements to resell .........................  1350          1,691,018  3.
   4. Loans and lease financing receivables:
      a. Loans and leases, net of unearned income (from Schedule RC-C)................................  2122         74,068,603  4.a
      b. LESS: Allowance for loan and lease losses ...................................................  3123            857,387  4.b
      c. LESS: Allocated transfer risk reserve .......................................................  3128                  0  4.c
      d. Loans and leases, net of unearned income,
         allowance, and reserve (item 4.a minus 4.b and 4.c) .........................................  2125         73,211,216  4.d
   5. Trading assets (from Schedule RC-D).............................................................  3545            160,174  5.
   6. Premises and fixed assets (including capitalized leases) .......................................  2145          1,320,362  6.
   7. Other real estate owned (from Schedule RC-M) ...................................................  2150             38,828  7.
   8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) .......  2130                  0  8.
   9. Customers' liability to this bank on acceptances outstanding ...................................  2155            181,584  9.
  10. Intangible assets (from Schedule RC-M) .........................................................  2143            598,192  10.
  11. Other assets (from Schedule RC-F) ..............................................................  2160          1,686,139  11.
  12. Total assets (sum of items 1 through 11) .......................................................  2170         99,528,008  12.
----------------------

  1 Includes cash items in process of collection and unposted debits. 2 Includes time certificates of deposit not held for trading.


  SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
  P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-2
  ATLANTA, GA 30302                                           Transit #:   61000104
  Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     12






Schedule RIC-Continued

                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:                                                                                         RCON
    a.In domestic offices (sum of totals of columns A and C from Schedule RC-E,                       ----
    part 1) ...................................................................................       2200    59,983,785      13.a
       (1) Noninterest-bearing (1) ............................................................       6631     9,408,546      13.a.1
       (2) Interest-bearing ...................................................................       6636    50,575,239      13.a.2
                                                                                                      RCFN
    b.In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,              ----
      part 11) ................................................................................       2200     9,813,349      13.b
       (1) Noninterest-bearing ................................................................       6631             0      13.b.1
       (2) Interest-bearing ...................................................................       6636     9,813,349      13.b.2
                                                                                                      RCFD
                                                                                                      ----
14. Federal funds purchased and securities sold under agreements to repurchase ................       2800    10,844,120      14
                                                                                                      RCON
                                                                                                      ----
15. a. Demand  notes issued to the U.S. Treasury ..............................................       2840       593,425      15.a
                                                                                                      RCFD
                                                                                                      ----
    b. Trading liabilities (from Schedule RC-D) ...............................................       3548             0      15.b
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity of one year or less ..........................................       2332     1,594,961      16.a
    b. With a remaining maturity of more than one year through three years ....................       A547     2,995,702      16.b
    c. With a remaining maturity of more than three years .....................................       A548     1,187,905      16.c
17. Not applicable
18. Bank's liability on acceptances executed and outstanding ..................................       2920       181,584      18
19. Subordinated notes and debentures (2) .....................................................       3200     1,068,000      19
20. Other liabilities (from Schedule RC-G) ....................................................       2930     2,496,493      20
21. Total liabilities (sum of items 13 through 20) ............................................       2948    90,759,324      21
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus .............................................       3838             0      23
24. Common stock ..............................................................................       3230        21,600      24
25. Surplus (exclude all surplus related to preferred stock) ..................................       3839     2,505,472      25
26. a. Undivided profits and capital reserves .................................................       3632     5,135,292      26.a
    b. Net unrealized holding gains (losses) on available-for-sale securities .................       8434     1,106,320      26.b
    c.Accumulated net gains (losses) on cash flow hedges ......................................       4336             0      26.c
27. Cumulative foreign currency translation adjustments .......................................       3284             0      27
28. Total equity capital (sum of items 23 through 27) .........................................       3210     8,768,684      28
29. Total liabilities and equity capital (sum of items 21 and 28) .............................       3300    99,528,008      29

Memorandum
To be reported with the March Report of Condition.

1. Indicate in the box at the right the number of the statement  below that best describes the most  comprehensive  level of auditing work performed for the bank
by independent external auditors as of any date during  1999 ..................................       6724       N/A           M.1


1= Independent audit of the bank conducted in accordance with generally accepted auditing  standards by a certified  public  accounting  firm which  submits a report on the bank
2= Independent   audit  of  the  bank's  parent  holding  company  conducted  in accordance with generally  accepted auditing  standards by a certified public accounting  firm which submits a report on the  consolidated  holding company
   (but not on the bank separately)
3= Directors'  exam i nation of the bank conducted in accordance  with generally accepted  auditing  standards by a certified  public  accounting firm (may be required by state chartering authority)
4= Directors'  examination of the bank performed by other external auditors (may be required by state chartering authority)
5= Review of the bank's financial statements by external auditors
6= Compilation of the bank's financial statements by external auditors
7= Other audit procedures (excluding tax preparation work)
8= No external audit work
-------------------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
  P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-3
  ATLANTA, GA 30302                                           Transit #:   61000104
  Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     13


  Schedule RC-A-Cash and Balances Due From Depository Institutions

  Exclude assets held for trading.



                                                                                                                                C405
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         --(Column A)--            --(Column B)--
                                                                                            Consolidated             Domestic
                                                                                         RCFD   Bank                  Offices
                                                                                         ----
                                                                                                              RCON
                                                                                                              ----
1. Cash items in process of collection, unposted debits, and currency and
   coin................................................................................. 0022  4,120,351                         1
   a. Cash items in process of collection and unposted debits...........................                      0020  3,282,558    1.a
   b. Currency and coin ................................................................                      0080    837,793    1.b
2. Balances  due from  depository  institutions in the U.S  ............................                      0082     88,162    2
   a. U.S.  branches and agencies of foreign banks (including their IBFs) .............. 0083          0                         2.a
   b. Other commercial banks in the U.S. and other depository institutions
      in the U.S. (including their IBFs)  .............................................. 0085     86,162                         2.b
3. Balances due from banks in foreign countries and foreign central banks ..............                      0070     12,841    3
   a. Foreign  branches of other U.S. banks ............................................ 0073          0                         3.a
   b. Other banks in foreign countries and foreign central banks ....................... 0074     12,841                         3.b
4. Balances due from Federal Reserve Banks ............................................. 0090          0      0090          0    4
5. Total (sum of items I through 4) (total of column A must equal
   Schedule RC, sum of items 1.a and 1.b) .............................................. 0010  4,219,354      0010  4,219,354    5

 Memorandum
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               RCON
                                                                                                               ----
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,
   column B above) ..........................................................................                  0050    68,119    M.1



  Schedule RC-B-Securities

  Exclude assets held for trading.                                                                                              C410
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Held-to-maturity
                                                                                   (Column A)            (Column B)
                                                                                  Amortized Cost         Fair Value
                                                                            RCFD                   RCFD
                                                                            ----                   ----

1. U.S. Treasury securities ................                                0211        0          0213        0
2. U.S. Government agency obligations
   (exclude mortaaae-backed securities):
   a. Issued by U.S. Government agencies (2)                                1289        0          1290        0
   b. Issued by U.S. Govern ment-sponsored
      agencies (3) .........................                                1294        0          1295        0


                                                                                            Available-for-sale
                                                                                   (Column C)            (Column D)
                                                                                  Amortized Cost         Fair Value (1)
                                                                            RCFD                   RCFD
                                                                            ----                   ----

1. U.S. Treasury securities ................                                1286     302,550       1287    308,621     1
2. U.S. Government agency obligations
   (exclude mortaaae-backed securities):
   a. Issued by U.S. Government agencies (2)                                1291        0          1293        0       2.a
   b. Issued by U.S. Govern ment-sponsored
      agencies (3) .........................                                1297   2,445,137       1298  2,520,036     2.b
--------------------------

1 Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
2 Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
3 Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

  SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
  P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-4
  ATLANTA, GA 30302                                           Transit #:   61000104
  Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     14

  Schedule RIC-B-Continued

                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Held-to-maturity
                                                                                        (Column A)            (Column B)
                                                                                       Amortized Cost         Fair Value
                                                                                 RCFD                   RCFD
                                                                                 ----                   ----
3. Securities issued by states and political
   subdivisions in the U.S.:
   a. General obligations ..........................                             1676               0   1677           0
   b. Revenue obligations ..........................                             1681               0   1686           0
   c. Industrial development
      and similar obligations ......................                             1694               0   1695           0
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA .......................                             1698               0   1699           0
      (2) Issued by FNMA and FHLMC .................                             1703               0   1705           0
      (3) Other pass-through securities ............                             1709               0   1710           0
   b. Other mortgage-backed securities (include
      CMOs, REMICs, and stripped MBS):
      (1) Issued or guaranteed by FNMA,
          FHLMC, or GNMA ...........................                             1714               0   1715           0
      (2) Collateralized by MBS issued or guaranteed
          by FNMA, FHLMC, or GNMA ..................                             1718               0   1719           0
      (3) All other mortgagebacked securities ......                             1733               0   1734           0
5. Other debt securities:
   a. Other domestic debt securities ...............                             1737               0   1738           0
   b. Foreign debt securities ......................                             1742               0   1743           0
6. Equity securities:
   a. Investments in mutual funds and
      other equity securities with
      readily determinable fair values
   b. All other equity securities (1) ..............
7. Total (sum of items I through 6) (total of
   column A must equal Schedule RC, item 2.a)
   (total of column D must equal Schedule RC,
   item 2.b) .......................................                             1754               0   1771           0


                                                                                              Available-for-sale
                                                                                         (Column C)           (Column D)
                                                                                       Amortized Cost         Fair Value (1)
                                                                                 RCFD                   RCFD
                                                                                 ----                   ----
3. Securities issued by states and political
   subdivisions in the U.S.:
   a. General obligations ..........................                             1678         284,473   1679     290,043   3.a
   b. Revenue obligations ..........................                             1690         130,331   1691     130,497   3.b
   c. Industrial development
      and similar obligations ......................                             1696          29,600   1697      29,600   3.c
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA .......................                             1701         418,107   1702     420,469   4.a.1
      (2) Issued by FNMA and FHLMC .................                             1706       2,814,975   1707   2,818,894   4.a.2
      (3) Other pass-through securities ............                             1711             428   1713         428   4.a.3
   b. Other mortgage-backed securities (include
      CMOs, REMICs, and stripped MBS):                                           RCFD                   RCFD
      (1) Issued or guaranteed by FNMA,                                          ----                   ----
          FHLMC, or GNMA ...........................                             1716       4,378,780   1717   4,400,499   4.b.1
      (2) Collateralized by MBS issued or guaranteed
          by FNMA, FHLMC, or GNMA ..................                             1731               0   1732           0   4.b.2
      (3) All other mortgagebacked securities ......                             1735          35,342   1736      35,342   4.b.3
5. Other debt securities:
   a. Other domestic debt securities ...............                             1739       3,264,782   1741   3,305,750   5.a
   b. Foreign debt securities ......................                             1744           3,275   1746       3,275   5.b
6. Equity securities:
   a. Investments in mutual funds and
      other equity securities with
      readily determinable fair values .............                             A510         275,565   A511   1,818,922   6.a
   b. All other equity securities (1) ..............                             1752         338,765   1753     338,765   6.b
7. Total (sum of items I through 6) (total of
   column A must equal Schedule RC, item 2.a)
   (total of column D must equal Schedule RC,
   item 2.b) .......................................                             1772      14,719,110   1773  16,421,141   7
---------------------------

(1)Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-5
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     15


  Schedule RC-B-Continued
                                                                                                                                C412
  Memoranda                                                                                         Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCFD
                                                                                                        ----
  1. Pledged securities (2) ........................................................................    0416    12,212,770    M.1
  2. Maturity and repricing data for debt securities', 2 (excluding those in nonaccrual status):
     a.Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and
       mortgage pass-through securities  other than those backed by  closed-end first lien 1-4 family  residential  mortgages  with a remaining  maturity or repricinG frequency of: (3,4)
        (1) Three months or less ...................................................................    A549    81,793        M.2.a1
        (2) Over three  months  through  12 months .................................................    A550    94,526        M.2.a2
        (3) Over one year through three years ......................................................    A551    583,906       M.2.a3
        (4) Over three years through five years ....................................................    A552    3,747,951     M.2.a4
        (5) Over five  years  through 15 years  ....................................................    A553    1,329,700     M.2.a5
        (6) Over 15 years ..........................................................................    A554    772,731       M.2.a6
     b.Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3,5)
       (1) Three months or less ....................................................................    A555    298,961       M.2.b1
       (2) Over three  months  through 12 months  ..................................................    A556    399,411       M.2.b2
       (3) Over one year through three years .......................................................    A557    224,017       M.2.b3
       (4) Over three  years  through  five years  .................................................    A558    152,836       M.2.b4
       (5) Over five years through 15 years   ......................................................    A559    1,503,572     M.2.b5
       (6) Over 15 years ...........................................................................    A560    638,209       M.2.b6
     c.Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
       exclude mortgage pass-through securities) with an expected average life of: (6)
       (1) Three years or  less ....................................................................    A561    2,615,924     M.2.c1
       (2) Over three years ........................................................................    A562    1,819,917     M.2.c2
     d.Debt securities with a REMAINING MATURITY of one
       year or less (included in Memorandum items 2.a through 2.c above) ...........................    A248     174,276      M.2.d
  3-6. Not applicable
  7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at date
     of sale or transfer) ..........................................................................    1778      0           M.7
  8. Not applicable
  9. Structured notes (included in the held-to-maturity and available-for-sale accounts in
     Schedule RC-B, items 2, 3, and 5):
     a. Amortized cost .............................................................................    8782      1,408       M.9.a
     b. Fair value .................................................................................    8783    1,429         M.9.b
------------------------

(1)Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2)Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3)Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4)Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-15, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-13, item 4.a, columns A and D.
(5)Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual  mortgage
   pass-through   securities   backed  by  closed-end  first  lien  1-4  family
   residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-13, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-13, item 4.a, columns A and D.
(6)Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.


SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-6
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     16

Schedule RC-C-Loans and Lease Financing Receivables

Part 1. Loans and Leases

Do not deduct the allowance  for loan and lease losses from amounts  reported in this schedule.  Report total loans and leases,  net of unearned income.  Exclude assets held for trading and commercial paper.
                                                                                                                                C415
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                         --(Column A)--        --(Column B)-
                                                                                          Consolidated             Domestic
                                                                                   RCFD        Bank      RCON       Offices
                                                                                   ----                  ----
   1. Loans secured by real estate ..............................................  1410     32,698,752                        1
      a. Construction and land development ......................................                        1415     2,965,737   1.a
      b. Secured by farmland (including farm residential and other
         improvements) ..........................................................                        1420       199,911   1.b
      c. Secured by 1-4 family residential properties:
         (1)Revolving, open-end loans secured by 1-4 family residential
            properties and extended under lines of credit .......................                        1797     2,232,455   1.c.1
         (2) All other loans secured by 1-4 family residential properties:
            (a) Secured by first liens ..........................................                        5367    18,015,365   1.c.2a
            (b) Secured by junior liens .........................................                        5368     1,364,104   1.c.2b
      d. Secured by multifamily (5 or more) residential properties ..............                        1460       489,638   1.d
      e. Secured by nonfarm nonresidential properties ...........................                        1480     7,431,542   1.e
   2. Loans to depository institutions:
      a. To commercial banks in the U.S .........................................                        1505       102,361   2.a
         (1) To U.S. branches and agencies of foreign banks .....................  1506          2,074                        2.a1
         (2) To other commercial banks in the U.S . .............................  1507        100,287                        2.a2
      b. To other depository institutions in the U.S . ..........................  1517            476   1517           476   2.b
      c. To banks in foreign countries ..........................................                        1510        32,536   2.c
         (1) To foreign branches of other U.S. banks ............................  1513          1,341                        2.c1
         (2) To other banks in foreign countries ................................  1516         31,195                        2.c2
   3. Loans to finance agricultural production and other loans to farmers .......  1590        148,619   1590       148,619   3
   4. Commercial and industrial loans:
      a. To U.S. addressees (domicile) ..........................................  1763     23,856,535   1763    23,856,535   4.a
      b. To non-U.S. addressees (domicile) ......................................  1764        372,438   1764       372,438   4.b
   5. Acceptances of other banks:
      a. Of U.S. banks ..........................................................  1756              0   1756             0   5.a
      b. Of foreign banks .......................................................  1757              0   1757             0   5.b
   6. Loans to individuals for household, family, and other personal
      expenditures (i.e., consumer loans) (includes purchased paper).............                        1975    10,299,620   6
      a. Credit cards and related plans (includes check credit and other
         revolving credit plans) ................................................  2008        141,268                        6.a
      b. Other (includes single payment, installment, and all student loans) ....  2011     10,158,352                        6.b
   7. Loans to foreign governments and official institutions (including
      foreign central banks) ....................................................  2081         20,519   2081        20,519   7
   8. Obligations (other than securities and leases) of states and political
      subdivisions in the U.S ...................................................  2107      1,137,682   2107     1,137,682   8
   9. Otherloans ................................................................  1563      2,775,291                        9
      a. Loans for purchasing or carrying securities (secured and unsecured) ....                        1545       732,270   9.a
      b. All other loans (exclude consumer loans) ...............................                        1564     2,043,021   9.b
  10. Lease financing receivables (net of unearned income) ......................                        2165     2,623,774   10
      a. Of U.S. addressees (domicile) ..........................................  2182      2,623,774                        10.a
       b. Of non-U.S. addressees (domicile) .....................................  2183              0                        10.b
  11. LESS: Any unearned income on loans reflected in items 1-9 above ...........  2123              0   2123             0   11
  12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal
      Schedule RC, item 4.a) ....................................................  2122     74,068,603   2122    74,068,603   12


SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-7
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     17


Schedule RC-C-Continued

Part 1. Continued

Memoranda
                                                                                                     Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
  1. Not applicable
  2. Loans and leases restructured and in compliance with modified terms
     (included in Schedule RC-C, part 1, above and not reported as past due
      or nonaccrual in Schedule RC-N, Memorandum item 1):                                                RCFD
     a. Loans secured by real estate:                                                                    ----
        (1) To U.S. addressees (domicile) .............................................................. 1687    4           M.2.a.1
        (2) To non-U.S. addressees (domicile) .......................................................... 1689    0           M.2.a.2
     b. All other loans and all lease financing receivables (exclude loans to
        individuals for household, family, and other personal expenditures) ............................ 8691    0           M.2.b
        lease financing receivables of non-U.S. addressees (domicile) included in Memorandum item 2.b
        above .......................................................................................... 8692    0           M.2.c
  3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
     a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic
        offices (reported in Schedule RC-C, part 1, item 1.c.(2)(a), column B)                           RCON
        with a remaining maturity or repricing frequency of: (1, 2)                                      ----
        (1) Three months or less ....................................................................... A564    269,315     M.3.a1
        (2) Over three months through 12 months ........................................................ A565    3,230,244   M.3.a2
        (3) Over one year through three years .......................................................... A566    1,682,452   M.3.a3
        (4) Over three years through five years ........................................................ A567    6,626,042   M.3.a4
        (5) Over five years through 15 years ........................................................... A568    3,277,912   M.3.a5
        (6) Over 15 years .............................................................................. A569    2,848,533   M.3.a6
     b. All loans and leases (reported in Schedule RC-C, part 1, items 1 through 10, column A)
        EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties
        in domestic offices (reported in Schedule RC-C, part 1, item ll.c.(2)(a), column B) with a       RCFD
        remaining maturity or repricing frequency of: (1, 3)                                             ----
        (1) Three months or less ....................................................................... A570    28,109,883  M.3.b1
        (2) Over three months through 12 months ........................................................ A571    3,916,059   M.3.b2
        (3) Over one year through three years .......................................................... A572    6,742,692   M.3.b3
        (4) Over three years through five years ........................................................ A573    10,044,973  M.3.b4
        (5) Over five years through 15 years ........................................................... A574    5,441,823   M.3.b5
        (6) Over 15 years .............................................................................. A575    1,475,140   M.3.b6
     c. Loans and leases (reported in Schedule RC-C, part 1, items I
        through 10, column A) with a REMAINING MATURITY of one year or less ............................ A247    14,848,762  M.3.c
     d. Loans secured by nonfarm nonresidential properties in                                            RCON
        domestic offices (reported in Schedule RC-C, part 1, item 1.e, column B) with a                  ----
        REMAINING MATURITY of over five years .......................................................... A577    2,492,752   M.3.d
                                                                                                         RCFD
     e. Commercial and industrial loans (reported in Schedule RC-C,                                      ----
        part 1, item 4, column A) with a REMAINING MATURITY of over three years ........................ A578    9,140,354   M.3.e
--------------------------------

1 Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
2 Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part 1, item 1.c.(2)(a), column B.
3 Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, part 1, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part 1, item 1.c.(2)(a), column B.

SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-8
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     18



Schedule RC-C-Continued

Part 1. Continued

Memoranda (continued)                                                                               Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCFD
                                                                                                        ----
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RC-C, part 1, items 4 and 9, column A, page RC-61 ......................................    2746    1,388,435       M.4
5. Loans and leases held for sale (included in Schedule RC-C, part 1, page RC-6) ...................    5369    1,759,281       M.5
6. Adjustable rate closed-end loans secured by first liens on 1-4 family                                RCON
   residential properties in domestic offices (included in Schedule RC-C,                               ----
   part 1, item ll.c.(2)(a), column B, page RC-6) ..................................................    5370    10,655,596      M.6
---------------

(1) Exclude  loans  secured by real estate that are  included in Schedule  RC-C, part 1, item 1, column A.


Schedule RC-D-Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                                C420
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCON
                                                                                                        ----
ASSETS
 1. U.S. Treasury securities in domestic offices  ..................................................    3531          0       1
 2. U.S. Government agency obligations in domestic offices (exclude mortgage-
    backed securities) .............................................................................    3532          0       2
 3. Securities issued by states and political subdivisions in the U.S. in domestic offices .........    3533      6,295       3
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ........................    3534          0       4.a
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
      (include CMOs, REMICs, and stripped MBS) .....................................................    3535          0       4.b
    c. All other mortgage-backed securities ........................................................    3536          0       4.c
 5. Other debt securities in domestic offices ......................................................    3537          0       5
 6-8. Not applicable
 9. Other trading assets in domestic offices .......................................................    3541    153,879       9
                                                                                                        RCFN
                                                                                                        ----
10. Trading assets in foreign offices ..............................................................    3542          0       10
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity           RCON
    contracts:                                                                                          ----
    a. In domestic offices .........................................................................    3543          0       11.a
                                                                                                        RCFN
                                                                                                        ----
    b. In foreign offices ..........................................................................    3543          0       11.b
                                                                                                        RCFD
                                                                                                        ----
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) ..............    3545    160,174       12
                                                                                                        RCFD
LIABILITIES                                                                                             ----
13. Liability for short positions ..................................................................    3546          0       13
                                                                                                        RCFD
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity          ----
    contracts ......................................................................................    3547          0       14
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) .........    3548          0       15

SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-9
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     19



Schedule RC-E-Deposit Liabilities

Part 1. Deposits in Domestic Offices                                                                                            C425
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------



                                                                                     Transaction Accounts          Nontransaction
                                                                                                                      Accounts
                                                                                (Column A)       (Column B)          (Column C)
                                                                                  Total          Memo: Total           Total
                                                                                transaction        Demand          nontransaction
                                                                                 accounts         deposits            accounts
                                                                             (including total   (included in       (including MMDAs)
                                                                               demand deposits)    column A)

                                                                            RCON               RCON             RCON
                                                                            ----               ----             ----
 Deposits of:
  1. Individuals, partnerships, and corporations ...........................2201   8,672,926   2240   8,31,660  2346  48,751,827   1
  2. U.S. Government .......................................................2202   11,731      2280     11,731  2520           0   2
  3. States and political subdivisions in the U.S . ........................2203   1,308,424   2290    432,992  2530     586,714   3
  4. Commercial banks in the U.S . .........................................2206   423,160     2310    423,160  2550           0   4
  5. Other depository institutions in the U.S . ............................2207   83,687      2313     83,687  2349           0   5
  6. Banks in foreign countries ............................................2213   82,159      2320     82,159  2236           0   6
  7. Foreign governments and official institutions
     (including foreign central banks) .....................................2216   0           2300          0  2377           0   7
  8. Certified and official checks .........................................2330   63,157      2330     63,157                     8
  9. Total (sum of items 1 through 8) (sum of columns A and C must equal
     Schedule RC, item 13.a) ...............................................2215   10,645,244  2210  9,408,546  2385  49,338,541   9


  Memoranda
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCON
                                                                                                        ----
  1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
     a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ............................6835    2,167,332     M.1.a
     b. Total brokered deposits ........................................................................2365    3,179,100     M.1.b
     c. Fully insured brokered deposits (included in Memorandum item 1.b above):
        (1) Issued in denominations of less than $100,000 ..............................................2343            0     M.1.c1
        (2)Issued either in denominations of $100,000 or in denominations greater than
           $100,000 and participated out by the broker in shares of $100,000 or less ...................2344            0     M.1.c2
     d. Maturity data for brokered deposits:
        (1) Brokered deposits issued in denominations of less than $100,000 with a remaining
            maturity of one year or less (included in Memorandum item ll.c.(1) above) ..................A243            0     M.1.d1
     (2) Brokered deposits issued in denominations of $100,000 or more with a remaining
         maturity of one year or less (included in Memorandum item 1.b above) ..........................A244    2,979,100     M.1.d2
     e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
        reported in item 3 above which are secured or collateralized as required under state law)
        (to be completed for the December report only) .................................................5590    1,769,809     M.1.e
  2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 9, column C above):
     a. Savings deposits:
        (1) Money market deposit accounts (MMDAs) ......................................................6810    25,449,922    M.2.a1
        (2) Other savings deposits (excludes MMDAs) ....................................................0352     6,350,420    M.2.a2
     b. Total time deposits of less than $100,000 ......................................................6648     9,840,900    M.2.b
     c. Total time deposits of $100,000 or more ........................................................2604     7,697,299    M.2.c
  3. All NOW accounts (included in column A above) .....................................................2398     1,236,698    M.3
  4. Not applicable



SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-10
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     20


Schedule RIC-E-Continued

Part 1. Continued

Memoranda (continued)
                                                                                                   Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
5. Maturity and repricing data for time deposits of less than $100,000:                            RCON
   a. Time deposits of less than $100,000 with a remaining maturity or repricing                   ----
      frequency of: (1,2)
      (1) Three months or less .................................................................   A579    2,910,578     M.5.a1
      (2) Over three months through 12 months ..................................................   A580    4,388,768     M.5.a2
      (3) Over one year through three years ....................................................   A581    2,226,811     M.5.a3
      (4) Over three years .....................................................................   A582      314,743     M.5.a4
   b. Time deposits of less than $100,000 with a REMAINING MATURITY
      of one year or less (included in Memorandum items 5.a.(1) through 5.a.(4) above) .........   A241    7,197,824     M.5.b
6. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of: (1,3)
      (1) Three months or less .................................................................   A584    4,299,890     M.6.a1
      (2) Over three months through 12 months ..................................................   A585    2,478,825     M.6.a2
      (3) Over one year through three years ....................................................   A586      816,732     M.6a3
      (4) Over three years .....................................................................   A587      101,852     M.6.a4
   b. Time deposits of $100,000 or more with a REMAINING MATURITY
      of one year or less (included in Memorandum items 6.a.(I) through 6.a.(4) above) .........   A242    6,715,729     M.6.b
-----------------------------------

(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(I) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.




SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-11
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     21


Schedule RC-E-Continued

Part 11. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and lBFs)

Deposits of:                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         RCFN
                                                                                                         ----
1. Individuals, partnerships, and corporations .......................................................   2621    9,627,665       1
2. U.S. banks (including IBFs and foreign branches of U.S. banks) ....................................   2623            0       2
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their IBFs) .......   2625      185,684       3
4. Foreign governments and official institutions (including foreign central banks) ...................   2650            0       4
5. Certified and official checks .....................................................................   2330            0       5
6. All other deposits ................................................................................   2668            0       6
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b) ..............................   2200    9,813,349       7


Memoranda                                                                                                                       C430
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   RCFN
                                                                                                   ----
1. Time deposits with a remaining maturity of one year or less
   (included in Part 11, item 7 above)..........................................................   A245    9,813,349      M.1


Schedule RC-F-Other Assets
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      RCFD
                                                                                                      ----
 1. Income earned, not collected on loans .........................................................   2164         525,441   1.
 2. Net deferred tax assets (1) ...................................................................   2148               0   2.
 3. Interest-only strips receivable (not in the form of a security)2 on:
    a. Mortgage loans .............................................................................   A519               0   3.a
    b. Other financial assets  ....................................................................   A520               0   3.b
 4. Other (itemize and describe amounts that exceed 25% of this item) .............................   2168       1,160,698   4.
                TEXT
    a. 3549 Other Assets ..........................................................................   3549         302,525   4.a
    b. 3550 A/R Other .............................................................................   3550         291,796   4.b
    c. 3551 .......................................................................................   3551               0   4.c
 5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ............................   2160       1,686,139   5.

                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
Memorandum                                                                                                      RCFD
                                                                                                                ----
1. Deferred tax assets disallowed for regulatory capital purposes ...........................................   5610    0       M.1

Schedule RC-G-Other Liabilities                                                                                                 C435
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                RCON
                                                                                                ----
1. a. Interest accrued and unpaid on deposits in domestic offices (3) .......................   3645        188,445       1.a
                                                                                                RCFD
                                                                                                ----
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)..............   3646        348,215       1.b
2. Net deferred tax liabilities (1) .........................................................   3049        677,657       2.
3. Minority interest in consolidated subsidiaries ...........................................   3000        166,493       3.
4. Other (it.mize and describe amounts that exceed 25% of this item) ........................   2938      1,115,683       4.
                TEXT
   a. 3552 A/P Factoring ....................................................................   3552        446,619       4.a
   b. 3553 ..................................................................................   3553              0       4.b
   c. 3554 ..................................................................................   3554              0       4.c
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) .......................   2930      2,496,493       5.
------------------------------------------

1 See discussion of deferred income taxes in Glossary entry on "income taxes." 2 Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
3   For savings banks, include "dividends" accrued and unpaid on deposits.

SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-12
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     22



Schedule RC-H-Selected Balance Sheet Items for Domestic Offices                                                                 C440
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Domestic Offices
                                                                                                       RCON
                                                                                                       ----
1. Customers' liability to this bank on acceptances outstanding ....................................   2155      181,584  1
2. Bank's liability on acceptances executed and outstanding ........................................   2920      181,584  2
3. Federal funds sold and securities purchased under agreements to resell ..........................   1350    1,691,018  3
4. Federal funds purchased and securities sold under agreements to repurchase ......................   2800   10,844,120  4
5. Other borrowed money ............................................................................   3190    5,778,568  5
   EITHER
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs .....................   2163            0  6
   OR
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs .......................   2941    9,822,060  7
8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and
   IBFs)............................................................................................   2192   99,528,008  8
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and
   IBFs) ...........................................................................................   3129   80,937,264  9

In items 10 -17, report the amortized (historical) cost of both held-to-maturity and available-for-sale securities in domestic offices.
10. U.S. Treasury securities .......................................................................   1039      302,550  10
11. U.S. Government agency obligations (exclude mortgage-backed
    securities) ....................................................................................   1041    2,445,137  11
12. Securities issued by states and political subdivisions in the U.S . ............................   1042   444,404,12
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................   1043    3,223,082  13.a.1
       (2) Other pass-through securities ...........................................................   1044          428  13.a.2
    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA ............................................   1209    4,378,780  13.b.1
       (2) All other mortgage-backed securities ....................................................   1280       35,342  13.b.2
14. Other domestic debt securities .................................................................   1281    3,264,782  14
15. Foreign debt securities ........................................................................   1282        3,275  15
16. Equity securities
    a. Investments in mutual funds and other equity securities with readily determinable
       fair values .................................................................................   A510      272,565  16.a
     b. All other equity securities ................................................................   1752      338,765  16.b
17. Total amortized (historical) cost of both held-to-maturity and available-for-sale
    securities (sum of items 10 through 16) ........................................................   1374   14,719,110  17

Memorandum
(to be completed only by banks with 1BFs and other "foreign" offices)
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              RCON
   EITHER                                                                                                     ----
1. Net due from the IBF of the domestic offices of the reporting bank .....................................   3051    0       M.1
   OR
2. Net due to the IBF of the domestic offices of the reporting bank .......................................   3059    151,164 M.2



SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-13
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     23



Schedule RC-1-Selected Assets and Liabilities of lBFs

To be completed only by banks with lBFs and other "foreign" offices.                                                            C445
                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                RCFN
                                                                                                                ----
1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12) ........................       2133    0       1
2. Total IBF loans and lease financing receivables (component of Schedule RC-C, part 1,
   item 12, column A) ...................................................................................       2076    0       2
3. IBF commercial and industrial loans (component of Schedule RC-C, part 1, item 4,
   column A) ............................................................................................       2077    0       3
4. Total IBF liabilities (component of Schedule RC, item 21) ............................................       2898    151,164 4
5. IBF deposit liabilities due to banks, including other IBFs (compenent of Schedule RC-E,
   part 11, items 2 and 3) ..............................................................................       2379    149,859 5
6. Other IBF deposit liabilities (component of Schedule RC-E, part 11, items 1, 4, 5, and 6) ............       2381    0       6


Schedule RC-K-Quarterly Averages(1)                                                                                             C455
                                                                                                  Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         RCFD
ASSETS                                                                                                   ----
1. Interest-bearing balances due from depository institutions .....................................      3381    15,998        1
2. U.S. Treasury securities and U.S. Government agency obligations (2)
   (including mortgagebacked securities
   issued or guaranteed by FNMA, FHLMC, or GNMA) ..................................................      3382     10,068,700   2
3. Securities issued by states and political subdivisions in the U.S. (2) .........................      3383    399,997 3.
4. a. Other debt securities (2) (including mortgage-backed securities not issued or guaranteed.....
      by FNMA, FHLMC, or GNMA) ....................................................................      3647    3,266,211     4.a
   b. Equity securities (3) (includes investments in mutual funds and Federal Reserve stock) ......      3648    360,905       4.b
5. Federal funds sold and securities purchased under agreements to resell .........................      3365    2,530,665     5
6. Loans:                                                                                                RCON
   a. Loans in domestic ofies:                                                                           ----
      (1) Total loans .............................................................................      3360    70,666,845    6.a.1
      (2) Loans secured by real estate ............................................................      3385    33,352,363    6.a.2
      (3) Loans to finance agricultural production and other loans to farmers .....................      3386    151,862       6.a.3
      (4) Commercial and industrial loans .........................................................      3387    25,314,983    6.a.4
      (5) Loans to individuals for household, family, and other personal expenditures .............      3388    9,865,593     6.a.5
                                                                                                         RCFN
                                                                                                         ----
   b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs ...................      3360    0             6.a.5
                                                                                                         RCFD
                                                                                                         ----
7. Trading assets  ................................................................................      3401    171,899       7.
8. Lease and financing receivables (net of unearned income) .......................................      3484    2,497,195     8.
9. Total assets (4) ...............................................................................      3368    96,345,561    9.
LIABILITIES                                                                                              RCON
10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,               ----
    and telephone and preauthorized transfer accounts) (exclude demand deposits) ..................      3485    1,146.842     10
11. Nontransaction accounts in domestic offices:
   a. Money market deposit accounts (MMDAs) .......................................................      3486    21,821,928    11.a
   b. Other savings deposits ......................................................................      3487    6,418,913     11.b
    c. Time deposits of $100,000 or more ..........................................................      A514    8,453,200     11.c
    d. Time deposits of less than $100,000 ........................................................      A529    9,852,625     11.d
                                                                                                         RCFN
                                                                                                         ----
12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and IBFs .......      3404    9,118,459     12
                                                                                                         RCFD
                                                                                                         ----
13. Federal funds purchased and securities sold under agreements to repurchase ....................      3353    12,226,512    13
                                                                                                         RCFD
14. Other borrowed money                                                                                 ----
    (includes mortgage indebtedness and obligations under capitalized leases)  ....................      3355    6,230,513     14
---------------------------

(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-14
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     24


Schedule RC-L-Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                                C460
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           RCFD
                                                                                                           ----
1.Unused commitments:
  a. Revolving open-end lines secured by 1-4 family residential properties, e.g., home equity
     lines ............................................................................................... 3814    3,077,936   1.a
  b. Credit card lines ................................................................................... 3815            0   1.b
  c. Commercial real estate, construction, and land development:
      (1) Commitments to fund loans secured by real estate ............................................... 3816    2,011,270   1.c.1
      (2) Commitments to fund loans not secured by real estate ........................................... 6550      765,384   1.c.2
   d. Securities underwriting ............................................................................ 3817            0   1.d
   e. Other unused commitments ........................................................................... 3818   40,295,971   1.e
2. Financial standby letters of credit and foreign office guarantees ..................................... 3819    6,789,677   2.
   a. Amount of financial standby letters of credit conveyed to others ................................... 3820      764,447   2.a
3. Performance standby letters of credit and foreign office guarantees ................................... 3821      546,644   3.
 a. Amount of performance standby letters of credit conveyed to others  .................................. 3822        9,525   3.a
 4. Commercial and similar letters of credit  ............................................................ 3411      139,452   4.
5. Participations in acceptances (as described in the instructions) conveyed to others by the
   reporting bank ........................................................................................ 3428        2,757   5.
6. Participations in acceptances (as described in the instructions) acquired by the reporting
   (nonaccepting) bank ................................................................................... 3429            0   6.
7. Securities borrowed ................................................................................... 3432            0   7.
8. Securities lent (including customers' securities lent where the customer is indemnified against
   loss by the reporting bank) ........................................................................... 3433       35,436   8.
9. Financial assets transferred with recourse that have been treated as sold for Call Report purposes:
   a. First lien 1-4 family residential mortgage loans:
      (1) Outstanding principal balance of mortgages transferred as of the report date ................... A521      107,450   9.a.1
      (2) Amount of recourse exposure on these mortgages as of the report date ........................... A522        1,673   9.a.2
  b. Other financial assets (excluding small business obligations reported in item 9.c.):
      (1) Outstanding principal balance of assets transferred as of the report date ...................... A523      265,750   9.b.1
      (2) Amount of recourse exposure on these assets as of the report date .............................. A524      265,750   9.b.2
  c. Small business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
      (1) Outstanding principal balance of small business obligations transferred as of the report date .. A249            0   9.c.1
      (2) Amount of retained recourse on these obligations as of the report date ......................... A250            0   9.c.2
10. Notional amount of credit derivatives:
   a. Credit derivatives on which the reporting bank is the guarantor .................................... A534            0   10.a
   b. Credit derivatives on which the reporting bank is the beneficiary .................................. A535            0   10.b
11. Spot foreign exchange contracts ...................................................................... 8765            0   11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and describe
    each component of this item over 25% of Schedule RC, item 28, "Total equity capital") ................ 3430    1,523,846   12.
                TEXT
    a. 3555 .............................................................................................. 3555            0   12.a
    b. 3556 .............................................................................................. 3556            0   12.b
    c. 3557 .............................................................................................. 3557            0   12.c
    d. 3558 .............................................................................................. 3558            0   12.d




SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-15
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     25

Schedule RC-L-Continued

                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        RCFD
                                                                                                                        ----
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and describe
    each component of this item over 25% of Schedule RC, item 28, "Total equity capital") ........................      5591  0  13.
                                                        RCFD
                TEXT                                    ----
    a. 5592 .........................................   5592            0       13.a

    b. 5593 .........................................   5593            0       13.b

    c. 5594 .........................................   5594            0       13.c

    d. 5595 .........................................   5595            0       13.d

Off-balance Sheet Derivatives
     Position Indicators                                                                            Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                       (Column A)           (Column 13)           (Column C)           (Column D)
14. Gross amounts (e.g., notional                     Interest Rate      Foreign Exchange      Equity Derivative      Commodity and
    amounts) (for each column, sum of                   Contracts            Contracts            Contracts          Other Contracts
    items 14.a through 14.e must equal         RCFD                  RCFD                 RCFD                  RCFD
    sum of items 15, 16.a, and 16.b):          ----                  ----                 ----                  ----
    a. Futures contracts ...................   8693      5,289,000   8694            0    8695            0     8696               0
    b. Forward contracts ...................   8697      2,233,153   8698    1,800,371    8699            0     8700               0
    c. Exchange-traded option contracts:
       (1) Written options .................   8701              0   8702            0    8703            0     8704               0
       (2) Purchased options ...............   8705              0   8706            0    8707            0     8708               0
    d. Over-the-counter option contracts:
       (1) Written options .................   8709      3,149,042   8710       11,267    8711      386,333     8712               0
       (2) Purchased options ...............   8713      2,894,061   8714       11,267    8715      386,423     8716               0
    e. Swaps ...............................   3450     23,623,995   3826      205,452    8719       35,100     8720          20,000
15. Total gross notional amount of
    derivative contracts held for trading...   A126              0   A127            0    8723            0     8724               0
16. Gross notional amount of
    derivative contracts held for
    purposes other than trading:
    a. Contracts marked to market ..........   8725     32,300,230   8726    1,996,800    8727      807,856     8728          20,000
    b. Contracts not marked to market ......   8729      4,889,021   8730       31,557    8731            0     8732               0
    c. Interest rate swaps where the
       bank has agreed to pay a
       fixed rate ..........................   A589     11,406,998



SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-16
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     26





Schedule RC-L-Continued
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
    Off-balance Sheet Derivatives                   (Column A)          (Column B)             (Column C)           (Column D)
         Position Indicators                       Interest Rate      Foreign Exchange     Equity Derivative       Commodity and
                                                     Contracts           Contracts              Contracts         Other Contracts
17.Gross fair values of derivative contracts:  RCFD              RCFD                RCFD                  RCFD
   a. Contracts held for trading:              ----              ----                ----                  ----
      (1) Gross positive fair value .......... 8733          0   8734          0     8735           0      8736           0   17.a.1
      (2) Gross negative fair value .......... 8737          0   8738          0     8739           0      8740           0   17.a.2
   b. Contracts held for purposes other than
      trading that are marked to market:
      (1) Gross positive fair value .......... 8741    258,493   8742     41,961     8743      82,073      8744           0   17.b1
      (2) Gross negative fair value .......... 8745    206,321   8746     29,811     8747      80,949      8748         448   17.b2
   c. Contracts held for purposes other than
      trading that are not marked to market:
      (1) Gross positive fair value .......... 8749    28,385    8750      2,590     8751           0      8752           0   17.c1
      (2) Gross negaTive fair value .......... 8753    51,249    8754          0     8755           0      8756           0   17.c2


Memoranda
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
 1-2. Not applicable
 3.Unused commitments with an original maturity exceeding one year that are reported in                  RCFD
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of                       ----
   commitments that are fee paid or otherwise legally binding) .......................................   3833    25,713,346    M.3
   a. Participations in commitments with an original maturity
      exceeding one year conveyed to others ..........................................................   3834     1,053,507    M.3.a
 4.To be completed only by banks with $1 billion or more in total assets:
   Standby letters of credit and foreign office guarantees (both financial and performance) issued
   to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above .................   3377        42,441    M.4
 5. Loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:
   a. Loans to purchase private passenger automobiles
      (to be completed for the September report only) ................................................   2741         N/A      M.5.a
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY) .....................................   2742             0    M.5.b
   c. All other consumer credit (including mobile home loans)
     (to be completed for the September report only) .................................................   2743         N/A      M.5.c

SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-17
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     27



  Schedule RC-M-Memoranda
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal           RCFD
   shareholders, and their related interests as of the report date:                                     ----
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal
      shareholders, and their related interests ....................................................... 6164     978,709       1.a
   b.Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to
     related interests) equals or exceeds the lesser of $500,000 or 5 percent                                     Number
     of total capital as defined for this purpose in agency regulations................................ 6165           9       1.b
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches
   and agencies of foreign banks' (included in Schedule RC, item 3).................................... 3405           0       2
3. Not applicable
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
   (include both retained servicing and purchased servicing):
   a. Mortgages  serviced  under a GNMA  contract  .................................................... 5500   3,331,040       4.a
   b. Mortgages serviced under a FHLMC contract:
     (1) Serviced with recourse to servicer ........................................................... 5501      20,687       4.b.1
     (2) Serviced  without  recourse to servicer  ..................................................... 5502   8,379,293       4.b.2
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract .................................................... 5503      38,024       4.c.1
     (2) Serviced under a special option contract  .................................................... 5504  10,780,351       4.c.2
   d. Mortgages serviced under other servicing contracts .............................................. 5505  18,228,036       4.d
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addressees (domicile) ...................................................................... 2103     181,584       5.a
   b. Non-U.S. addressees (domicile) .................................................................. 2104           0       5.b
6. Intangible assets:
   a. Mortgage servicing assets ....................................................................... 3164     314,996       6.a
     (1) Estimated fair value of mortgage servicing assets ............................................ A590     411,273       6.a.1
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships and nonmortgage servicing assets ........................ B026           0       6.b.1
      (2) All other identifiable intangible assets                                                      5507      21,436       6.b.2
   c. Goodwill   ...................................................................................... 3163     261,760       6.c
   d.Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item 10) ............ 2143     598,192       6.d
   e.Amount of intangible assets (included in item 6.b.(2) above) that have
     been grandfathered or are otherwise qualifying for regulatory capital purposes ................... 6442           0       6.e
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
   redeem the debt .................................................................................... 3295           0       7
-----------------------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.



SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-18
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     28


Schedule RC-M-Continued
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        RCFD
                                                                                                        ----
8. a. Other real estate owned:
      (1) Direct and indirect investments in real estate ventures ....................................  5372            0     8.a.1
                                                                                                        RCON
      (2) All other real estate owned:                                                                  ----
          (a) Construction and land development in domestic offices ..................................  5508        3,361     8.a.2a
          (b) Farmland in domestic offices ...........................................................  5509            0     8.a.2b
          (c) 1-4 family residential properties in domestic offices ..................................  5510       17,819     8.a.2c
          (d) Multifamily (5 or more) residential properties in domestic offices .....................  5511          134     8.a.2d
          (e) Nonfarm nonresidential properties in domestic offices...................................  5512       17,514     8.a.2e
                                                                                                        RCFN
                                                                                                        ----
          (f) In foreign offices .....................................................................  5513            0     8.a.2f
                                                                                                        RCFD
                                                                                                        ----
      (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal  Schedule RC, item 7)  ................  2150       38,828     8.a.3
   b.  Investments in unconsolidated subsidiaries and associated companies:
      (1) Direct and indirect investments in real estate ventures ....................................  5374            0     8.b.1
      (2) All other investments in unconsolidated subsidiaries and associated companies ..............  5375            0     8.b.2
      (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8) ..................  2130            0     8.b.3
 9. Noncumulative  perpetual  preferred stock and related surplus included in Schedule RC,
    item 23,  "Perpetual  preferred stock and related surplus ........................................  3778            0     9
10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary,          RCON
    private label, and third party products):                                                           ----
    a. Money market funds ............................................................................  8441    2,527,027     10.a
    b. Equity securities funds .......................................................................  8427      122,332     10.b
    c. Debt securities funds..........................................................................  8428       45,839     10.c
    d. Other mutual funds ............................................................................  8429       35,874     10.d
    e. Annuities .....................................................................................  8430       90,712     10.e
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through
       10. e above) ..................................................................................  8784    2,555,268     10.f
11. Net unamortized realized deferred gains (losses)                                                    RCFD
    on off-balance sheet derivative contracts included                                                  ----
    in assets and liabilities reported in Schedule RC ................................................  A525            0     11
12. Amount of assets netted against nondeposit liabilities and deposits in foreign offices (other than insured branches in Puerto Rico and U.S. territories and possessions) on the balance sheet (Schedule RC)
    in accordance with generally accepted accounting principles (l) ..................................  A526            0     12
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than $10 million and exceeds ten percent
    of total assets) .................................................................................  A591            0     13

------------------------------------------------------------------------------------------------------------------------------------
  Memorandum                                                                                        Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCFD
1. Reciprocal holdings of banking organizations' capital instruments                                    ----
   (to be completed for the December report only) ....................................................  3836            0       M.1
------------------------------------------------------------------------------------------------------------------------------------

(1)Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.


SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-19
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     29


Schedule RC-N-Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items
1 through 10, C470 column A, and in  Memorandum  items 2 through 4, column A, as
confidential.                                                                                                                   C470
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                         (Column A)            (Column 13)           (Column C)
                                                                          Past due             Past due 90           Nonaccrual
                                                                        30 through 89         days or more
                                                                       days and still           and still
                                                                          accruing              accruing
                                                                   RCFD                  RCFD                RCFD
                                                                   ----                  ----                ----
1. Loans secured by real estate:
   a. To U.S. addressees (domicile) ..........................     1245    249,733       1246     16,820     1247    111,800     1.a
   b. To non-U.S. addressees (domicile) ......................     1248          0       1249          0     1250         17     1.b
2. Loans to depository institutions and acceptances
   of other banks:
   a. To U.S. banks and other U.S. depository institutions ...     5377          0       5378          0     5379          0     2.a
   b. To foreign banks .......................................     5380          0       5381          0     5382      2,615     2.b
3. Loans to finance agricultural production and
   other loans to farmers ....................................     1594      7,383       1597         43     1583        733     3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile) ..........................     1251    140,642       1252     23,340     1253    260,985     4.a
   b. To non-U.S. addressees (domicile) ......................     1254          0       1255          0     1256         40     4.b
5. Loans to individuals for household, family, and
   other personal expenditures:
   a. Credit cards and related plans .........................     5383      1,322       5384         50     5385          7     5.a
   b. Other (includes single payment, installment,
      and all student loans) .................................     5386    190,923       5387    130,098     4388     19,088     5.b
6. Loans to foreign governments and official
   institutions ..............................................     5389         60       5390          0     5391          0     6
7. All other loans ...........................................     5459     18,792       5460      2,682     5461      1,712     7
8. Lease financing receivables:
   a. Of U.S. addressees (domicile) ..........................     1257     44,172       1258      4,209     1259      6,537     8.a
   b. Of non-U.S. addressees (domicile) ......................     1271          0       1272          0     1791          0     8.b
9. Debt securities and other assets (exclude other
   real estate owned and other repossessed assets) ...........     3505          0       3506          0     3507          0     9

====================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

10. Loans and leases reported in items 1                           RCFD                  RCFD                RCFD
    through 8 above which are wholly or partially                  ----                  ----                ----
    guaranteed by the U.S. Government .......................      5612    103,474       5613    122,517     5614      2,632    10
    a. Guaranteed portion of loans and leases
       included in item 10 above.............................      5615    100,520       5616    122,439     5617      2,629    10.a

SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-20
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     30


Schedule RC-N-Continued                                                                                                         C473
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
Memoranda                                                             (Column A)           (Column B)            (Column C)
                                                                       Past due            Past due 90           Nonaccrual
                                                                     30 through 89        days or more
                                                                    days and still          and still
                                                                       accruing             accruing
1 .Restructured loans and leases included in               RCFD                      RCFD                 RCFD
   Schedule RC-N, items 1 through 8, above                 ----                      ----                 ----
   (and not reported in Schedule RC-C, Part 1,
   Memorandum item 2) ..................................   1658               0      1659          0      1661            0   M.1
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in
   Schedule RC-N, items 4 and 7, above..................   6558            5,046     6559        515      6560        5,235   M.2
3. Loans secured by real estate in domestic offices        RCON
   (included in Schedule RC-N, item 1, above):             ----
   a. Construction and land development ................   2759          47,518      2769      3,206      3492        3,350   M.3a
   b. Secured by farmland ..............................   3493           2,086      3494        277      3495          778   M.3b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by
      1-4 family residential properties and
      extended under lines of credit....................   5398          13,102      5399      1,257      5400          660   M.3.c1
   (2) All other loans secured by 1-4 family
       residential properties ..........................   5401         136,935      5402      8,771      5403       80,866   M.3c2
   d. Secured by multifamily (5 or more) residential
     properties ........................................   3499           5,249      3500        474      3501          348   M.3d
   e. Secured by nonfarm nonresidential properties......   3502          44,843      3503      2,835      3504       25,815   M.3e


                                                                          (Column A)                         (Column B)
                                                                           Past due                          Past due 90
                                                                         30 through 89                      days or more
                                                                        days and still                        and still
                                                                           accruing                            accruing



4. Interest rate, foreign exchange rate, and other                      RCFD                            RCFD
   commodity and equity contracts:                                      ----                            ----
   a. Book value of amounts carried as assets .......................   3522                   0        3528          0       M.4a
   b. Replacement cost of contracts with
      positive replacement cost .....................................   3529                   0        3530          0       M.4b


------------------------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:                                          C477
     Name                    Title                         Area code/phone number/extension
8901 TODD BAILEY        8901 VP                         8902 (404) 724-3835
----------------        -------------------------       -----------------------------------

                                                        TEXT  Fax: Area Code/Phone Number
                                                        ----
                                                        9116 (404) 827-6501
------------------------------------------------------------------------------------------------------------------------------------

SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-21
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     31


Schedule RC-0-Other Data for Deposit Insurance and FICO Assessments
                                                                                                                                C475
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCON
                                                                                                        ----
1. Unposted debits (see instructions):

   a. Actual amount of all unposted debits ..........................................................   0030    0       1.a
      OR
   b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits .......................................   0031    0       1.b.1
      (2) Actual amount of unposted debits to time and savings deposits (l) .........................   0032    0       1.b.2
2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits .........................................................   3510    0       2.a
      OR
   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits ......................................   3512    0       2.b.1
      (2) Actual amount of unposted credits to time and savings deposits (1) ........................   3514    0       2.b.2
3. Uninvested trust funds (cash) held in bank's own trust department (not included in total
   deposits in domestic offices) ....................................................................   3520    0       3.
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto
   Rico and U.S. territories and possessions (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries ..................................................   2211    0       4.a
   b. Time and savings deposits'l of consolidated subsidiaries ......................................   2351    0       4.b
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries ..........................   5514    0       4.c
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
   a. Demand deposits in insured branches (included in Schedule RC-E, Part 11) ......................   2229    0       5.a
   b. Time and savings deposits' in insured branches (included in Schedule RC-E, Part 11) ...........   2383    0       5.b
   c. Interest accrued and unpaid on deposits in insured branches
      (included in Schedule RC-G, item 1.b)..........................................................   5515    0       5.c
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part 1,
      item 4 or 5, column B) ........................................................................   2314    0       6.a
   b. Amount reflected in time and savings depositsl (included in Schedule RC-E, Part 1,
      item 4 or 5, column A or C, but not column b) .................................................   2315    0       6.b
7. Unamortized premiums and discounts on time and savings deposits: (1)
   a. Unamortized premiums ..........................................................................   5516    0       7.a
   b. Unamortized discounts .........................................................................   5517    0       7.b
8. To be completed by banks with "Oakar deposits."
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter
      (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
      (1) Total deposits purchased or acquired from other
          FDIC-insured institutions during the quarter ..............................................   A531    0       8.a.1
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF members report deposits
          attributable to BIF) ......................................................................   A532    0       8.a.2
   b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter
      (exclude sales or transfers by the reporting bank of deposits in foreign offices other
      than insured branches in Puerto Rico and U.S. territories and possessions) ....................   A533    0       8.b
------------

(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.



SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-22
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     32

Schedule RC-0-Continued
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCON
                                                                                                        ----
 9. Deposits in lifeline accounts...............................................................        5596            9
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total
    deposits in domestic offices) ..............................................................        8432    0       10
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross basis in Schedule RC-E
    had been reported on a net basis ...........................................................        8785    0       11.a
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other
       U.S. banks (other than insured branches in Puerto Rico and U.S.
       territories and possessions) that were reported on a net basis in
       Schedule RC-E had been reported on a gross basis ........................................        A181    0       11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
       territories and possessions in Schedule RC-E ............................................        A182    0       11.c
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet
    (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits .........................................        A527    0       12.a
    b. Amount of assets netted against time and savings deposits ...............................        A528    0       12.b




Memoranda (to be completed each quarter except as noted)
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and              RCON
   1.b.(1) must equal Schedule RC, item 13.a):                                                      ----
   a. Deposit account of $100,000 or less:
       (1) Amount of deposit accounts of $100,000 or less ......................................    2702    33,739,746      M.1.a1
       (2)Number of deposit accounts of $100,000 or less                                                      Number
         (to be completed for the June report only) ............................................    3779       N/A          M.1.a2
   b. Deposit accounts of more than $100,000:
       (1) Amount of deposit accounts of more than $100,000 ....................................    2710    26,244,039      M.1.b1
       (2) Number of deposit accounts of more than $100,000 ....................................    2722        75,973      M.1.b2
 2. Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
       above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.


       Indicate in the appropriate box at the right whether your bank has a method or                   RCON
       procedure for determining a better estimate of uninsured deposits than the                       ----  YES/NO
       estimate described above ................................................................        6861    NO      M.2.a
    b. If the box marked YES has been checked, report the estimate of uninsured deposits
       determined by using your bank's method or procedure .....................................        5597    0       M.2.b
  3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent saving association's
     Call Report or Thrift Financial Report?
  If so, report the legal title and FDIC Certificate Number of the
  parent bank or parent savings association:                                                            RCON  FDIC Cert No.
                TEXT                                                                                    ----
A545                                                                                                    A545    N/A             M.3



SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-23
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     33


Schedule RC-R-Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule
RC, item 12, for June 30, 1999, must complete items 2 through 9 and Memoranda items 1 and 2. BANKS WITH ASSETS OF LESS THAN $1
BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RCR IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.




1. Test for determining the extent to which Schedule RC-R must be completed.
   To be completed only by banks with total assets of less than $1 billion.                                  RCFD   YES/NO
   Indicate in the appropriate box at the right whether the bank has total capital greater than or           ----
   equal to eight percent of adjusted total assets ......................................................... 6056     NO        1.
    For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
    If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
    A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.


NOTE: All banks are required to complete
items 2 and 3 below.
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
2. Portion of qualifying limited-life capital instruments (original weighted                            RCFD
   average maturity of at least five years) that is includible in Tier 2 capital:                       ----
   a. Subordinated debt' and intermediate term preferred stock .......................................  A515      870,000      2.a
   b. Other limited-life capital instruments .........................................................  A516            0      2.b
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):
   a. (1) Tier 1 capital .............................................................................  8274    7,545,661      3.a.1
      (2) Tier 2 capital .............................................................................  8275    2,423,248      3.a.2
      (3) Tier 3 capital .............................................................................  1395            0      3.a.1
   b. Total risk-based capital .......................................................................  3792    9,968,909      3.b
   c. Excess allowance for loan and lease losses (amount that
      exceeds 1.25% of gross risk-weighted assets) ...................................................  A222            0      3.c
   d. (1) Net risk-weighted assets (gross risk-weighted assets, including market risk equivalent assets,
       less excess allowance reported in item 3.c above and all other deductions) ....................  A223   93,288,334      3.d.1
      (2) Market risk equivalent assets (included in item 3.d.(1) above) .............................  1651            0      3.d.2
   e. Maximum contractual dollar amount of recourse exposure in low level recourse transactions (to be completed only if the bank uses the "direct reduction method"
      to report these transactions in Schedule RC-R)  ................................................  1727        1,474      3.e
   f. "Average total assets" (quarterly average reported in Schedule RC-K,
      item 9, less all assets deducted from Tier 1 capital)(2) .......................................  A224   96,062,365      3.f

Items 4-9 and Memoranda items I and 2 are to be completed
by banks that answered NO to item I above and
by banks with total assets of $1 billion or more.
                                                                                          (Column A)              (Column B)
                                                                                        Assets Recorded        Credit Equivalent
                                                                                            on the               Amount of Off
                                                                                         Balance Sheet       Balance Sheet Items (3)
------------------------------------------------------------------------------------------------------------------------------------
4. Assets and credit equivalent amounts of off-balance sheet items              RCFD                    RCFD
   assigned to the Zero percent risk category:                                  ----                    ----
   a. Assets recorded on the balance sheet ................................     5163        1,862,937                          4.a
   b. Credit equivalent amount of off-balance sheet items .................                             3796          637      4.b
-------------------------

(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.


SUNTRUST BANK                                               Call Date:   12/31/2000    State #:    130330     FFIEC 031
P.0. BOX 4418 CENTER 632                                    Vendor ID:   D              Cert #:    00867        RC-24
ATLANTA, GA 30302                                           Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                                                                     34

Schedule RC-R-Continued

                                                                                              (Column A)         (Column B)
                                                                                                Assets        Credit Equivalent
                                                                                               Recorded           Amount of
                                                                                                on the           Off-Balance
                                                          Dollar Amounts in Thousands        Balance Sheet      Sheet Items (2)
-------------------------------------------------------------------------------------------------------------------------------
  5. Assets and credit equivalent amounts of off-balance sheet items assigned to the  RCFD                  RCFD
     20 percent risk category:                                                        ----                  ----
     a. Assets recorded on the balance sheet .......................................  5165      17,414,361                       5.a
     b. Credit equivalent amount of off-balance sheet items ........................                        3801    1,608,483    5.b
  6. Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
     a. Assets recorded on the balance sheet .......................................  3802      19,447,878                       6.a
     b. Credit equivalent amount of off-balance sheet items ........................                        3803    1,566,305    6.b
  7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
     a. Assets recorded on the balance sheet .......................................  3804      59,674,992                       7.a
     b. Credit equivalent amount of off-balance sheet items ........................                        3805    18,605,820   7.b
  8. On-balance sheet asset values excluded from and deducted in
     the calculation of the risk-based capital ratio(2) ............................  3806       1,985,227                       8.
  9. Total assets recorded on the balance sheet (sum of
     items 4.a, 5.a, 6.a, 7.a, and 8, column A) (must equal Schedule RC,
     item 12 plus items 4.b and 4.c) ...............................................  3807     100,385,395                       9.


 Memoranda
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
 1. Current credit exposure across all off-balance sheet derivative contracts covered by the risk-based capital standards........................................................................

                                                                                 With a remaining maturity of
                                                           (Column A)                 (Column B)               (Column C)
                                                        One year or less             Over one year           Over five years
                                                                                    through five years

  2. Notional principal amounts of off balance     RCFD                       RCFD                       RCFD
     sheet derivative contracts(3):                ----                       ----                       ----
     a. Interest rate contracts .................. 3809        6,268,327      8766          15,981,106   8787      6,501,776   M.2a
     b. Foreign exchange contracts ............... 3812        1,495,372      8769             411,560   8770              0   M.2.b
     c. Gold contracts ........................... 8771                0      8772                   0   8773              0   M.2.c
     d. Other precious metals contracts........... 8774                0      8775                   0   8776              0   M.2.d
     e. Other commodity contracts ................ 8777                0      8778              20,000   8779              0   M.2.e
     f. Equity derivative contracts .............. A000          111,070      A001             310,453   A002              0   M.2.f

--------------------

(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

SUNTRUST BANK              Call Date:   12/31/2000  State #:   130330  FFIEC 031
P.0. BOX 4418 CENTER 632   Vendor ID:   D            Cert #:   00867     RC-25
ATLANTA, GA 30302          Transit #:   61000104
Transmitted to EDS as 0112237 on 01/30/01 at 12:21:40 CST                   35



               0ptional Narrative Statement Concerning the Amounts
                 Reported in the Reports of Condition and Income
                    at close of business on December 31, 2000



        SUNTRUST BANK           ATLANTA         GA
        -------------           -------         --
        Legal Title of Bank     City            State


The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public.


BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, appropriate to the amended area.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank.

THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.



                                                                       C471 C472
                                                                    RCON
                                                                    ----
X = NO COMMENT  Y = COMMENT .....................................   6979    X
BANK MANAGEMENT STATEMENT (please type or print clearly):
 TEXT (70 characters per line)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
Signature of Executive Officer of Bank                  Date of Signature



                                             OMB No. For OCC: 1557-0081
                                             OMB No. For FDIC: 3064-0052
                                          OMB No. for Federal Reserve: 7100-0036
                                             Expiration Date: 3/31/2002

                                                                                  SPECIAL REPORT
                                                                                                                                C700
                                                                                                    Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Close of Business Date       FDIC Cert. #
                                                                                       ----------------------       ------------
                                                                                             12/31/2000                00867
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these  Laws  require  all  banks  to  furnish  a  report  of all  loans or other extensions  of credit to their  executive  officers  made  since the date of the
previous  Report  of  Condition.   Data  regarding  individual  loans  or  other
extensions of credit are not required.  If no such loans or other  extensions of credit were made during the period,  insert "none" against subitem (a). (Exclude the first $15,000 of  indebtedness  of each executive  officer under bank credit card  plan.)  See  Sections  215.2 and 215.3 of Title 12 of the Code of  Federal
Regulations  (Federal  Reserve  Board  Regulation  0)  for  the  definitions  of
"executive officer" and "extension of credit,"  respectively.  Exclude loans and other  extensions of credit to directors and principal  shareholders who are not
executive officers.                                                                             RCFD
                                                                                                ----
a. Number of loans made to executive officers since the previous Call Report date .........     3561    0       a.
b. Total dollar amount of above loans (in thousands of dollars) ...........................     3562    0       b.
c. Range of interest charged on above loans                                                           From    RCFD    To
                                                                                                      ----    ----    --
(example: 91/,% = 9.75)....................................................................     7701  0.00%   7702    0.00%



------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                        DATE (Month, Day, Year)



------------------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (3-98)



REPORT OF CONDITION


Consolidating domestic subsidaries of the
        SUNTRUST BANK
        in the state of GA at the close of business on December 31, 2000 published in response to call made by (Enter additional Information below)

4769  --------------------------------------------------------------------------
4769  --------------------------------------------------------------------------

Statement of Resources and UalbilItles
                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
ASSETS
Cash and balances due from depository lnstitutions:
                                                                       4,201,310
                                                                          18,044
Securities:
                                                                               0
                                                                      16,421,141
Federal funds sold and securities purchased
under agreements to resell............................................ 1,691,018
Loans and lease financing receivables:
                                                74,068,603
                                                   857,387
                                                         0
                                                                      73,211,216
                                                                         160,174
                                                                       1,320,362
                                                                          38,828
                                                                               0
                                                                         181,584

                                                                         598,192
                                                                       1,686,139
                                                                      99,528,008




FDIC 8040/54B (3-90)


REPORT OF CONDITION (Continued)


LIABILITIES
                                                     Dollar Amounts in Thousands
--------------------------------------------------------------------------------
Deposits:
                                                                                                         59,983,785
                                                                                         9,408,546
                                                                                        50,575,239
In foreign offices, Edge and Agreement subsidiaries, and IBF's.......................................    9,813,349
  Noninterest-bearing ...........................................................                0
  Interest-bearing ..............................................................        9,813,349
Federal funds purchased and securities sold under agreements to repurchase...........................   10,844,120
                                                                                                           593,425
                                                                                                                 0

Other borrowed money:
   With remaining maturity of one year or less ......................................................    1,594,961
   With a remaining maturity of more than one year through three years ..............................    2,995,705
   With a remaining maturity of more than three years ...............................................    1,187,905
                                                                                                           181,584
                                                                                                         1,068,000
                                                                                                         2,496,493
                                                                                                        90,759,324

    EQUITY CAPITAL
                                                                                                                 0
                                                                                                            21,600
                                                                                                         2,505,472
                                                                                                         5,135,292
                                                                                                         1,106,320


Accumulated net gains (losses) on cash flow hedges ..................................................            0
Cumulative foreign currency translation adjustments .................................................            0
                                                                                                         8,768,684
Total liabilities and equity capital ................................................................   99,528,008


We, the undersigned directors, attest to the                                                  I,
correctness of this statement of resources and                          4769_________________________________________
liabilities. We declare that it has been examined                                        Name, Title
by us. and to the best of our knowledge and                                 of the above named bank do hereby declare
belief has been prepared in conformance                                     that this Report of Condition is true and
with the instructions and is true and correct.                              correct to the best of my knowledge and belief.

        Text
        ----
        4769

Director #1______________________________________                           _________________________________________

Director #2______________________________________                           _________________________________________

Director #3______________________________________                           _________________________________________



FDIC 8040154B (Page 2)
PRINTER COPY











                         BALANCE SHEET RECLASSIFICATIONS
                                  SUNTRUST BANK
                                4th Quarter 2000

Total Assets per Schedule RC #12

RECONCILING ITEMS:
Credit balances of "Due Froms" in schedule RC line 1A that are reclassed
to "Other Borrowed Money" schedule RC line 16A.                                                         (51,101)
Due From FL Region                                                                                            0
Due From GA Region                                                                                            0
Due From TN Region                                                                                            0
Due From MidAtlantic Region                                                                                   0
Credit balances of GL 170730 - Wire Clearing In schedule RC line 1A reclassed to Dep:line 13            (58,946)
Deferred taxes with debit balances in schedule RC line 11, reclassed from
other liabilities.                                                                                            0

Other liabilities with a debit balance                                                                  (14,258)

Other Assets with a credit balance                                                                       (2,686)

FR2900 Workpapers: Reciprocals                                                                           15,877


ATLANTA Adjustments:
-------------------

Net balance of Account Numbers 112050, 112150, 112070                                                     2,573
Put Options                                                                                                   0
Credit Balances of Equity/Credit/Securities Lines and Personal Line of Credit                                 0
Total Due from Foreign Banks Overdrafts                                                                       0
Total Corrections to Overdrafts Due to Customers                                                        (94,028)
FR2950 Workpapers: Total Due from Foreign Banks Overdrafts                                                 (481)

Other Adjustments                                                                                             0


Total Adjustments:                                                                                              (203,050)
                                                                                                                ---------

Total Assets per Financial                                                                                    99,324,958
                                                                                                              ==========